UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
AtaiBeckley Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE AND PROXY STATEMENT

Annual Meeting of Stockholders
Meeting Date, Time and Location:
June 4, 2026
11:00 a.m. (Eastern Time)
www.virtualshareholdermeeting.com/ATAI2026

April 22, 2026
Dear Stockholders:
On behalf of the Board of Directors, you are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of AtaiBeckley Inc., which will be held on Thursday, June 4, 2026, beginning at 11:00 a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast.
This Annual Meeting is the first we will hold following the completion of the strategic combination of atai Life Sciences and Beckley Psytech and our redomiciliation to Delaware. We are grateful for the strong support of our shareholders with respect to these transformational milestones. These actions align our jurisdiction of incorporation with our U.S. listing and shareholder base, simplify our corporate structure, and, importantly, position the combined company for its next phase of growth. With these foundational steps complete, we are committed to executing on our pipeline.
In accordance with the Securities and Exchange Commission rules allowing companies to furnish proxy materials to their stockholders over the Internet, we have sent stockholders of record at the close of business on April 9, 2026 a Notice of Internet Availability of Proxy Materials. The notice contains instructions on how to access our Proxy Statement and Annual Report and vote online. If you would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the notice, as well as in the attached Proxy Statement.
Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the Annual Meeting.
Whether or not you plan to attend the Annual Meeting virtually, please carefully review the accompanying materials and take time to cast your vote as it is important that your shares be represented and voted at the Annual Meeting. Your vote is important to us. Please act as soon as possible to vote your shares. Please vote electronically over the Internet, by telephone or, if you receive a paper copy of the proxy card by mail, by returning your signed proxy card in the envelope provided. If you decide to attend the Annual Meeting, you will be able to vote online, even if you have previously submitted your proxy.
Thank you for your support.

Sincerely,

Christian Angermayer, Chairman

Srinivas Rao, Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 4, 2026
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of AtaiBeckley Inc. (the “Company”), a Delaware corporation, will be held on Thursday, June 4, 2026, at 11:00 a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online by visiting www.virtualshareholdermeeting.com/ATAI2026. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying Proxy Statement in the section titled “General Information about the Annual Meeting and Voting—How can I attend and vote at the Annual Meeting?”
The Annual Meeting is being held:
1.
to elect Sabrina Martucci Johnson, Amir Kalali, M.D. and Andrea Heslin Smiley as Class I directors to hold office until the Company’s annual meeting of stockholders to be held in 2029 and until their respective successors have been duly elected and qualified;

2.	to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
3.	to transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.
These items of business are described in the Proxy Statement that follows this notice. Holders of record of our common stock as of the close of business on April 9, 2026 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment thereof.
It is important that your shares be represented, regardless of the number of shares you may hold and whether you plan to attend virtually. We urge you to vote your shares or to submit your proxy. Voting your shares or submitting your proxy, as applicable, will be important for the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting a proxy will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
Please promptly vote your shares by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.
By Order of the Board of Directors

Ryan Barrett,
Chief Legal and Business Officer and Corporate Secretary
New York, New York
April 22, 2026
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON THURSDAY, JUNE 4, 2026
This Notice and Proxy Statement and the Annual Report are available at http://www.proxyvote.com

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements contained in this proxy statement, other than statements of historical fact, should be considered forward-looking statements, including without limitation statements regarding our business strategy, growth opportunities, management’s plans for future operations and our future operating results and financial position. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “potentially,” “preliminary,” “likely,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words.
We have based these forward-looking statements largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are neither promises nor guarantees, and are subject to a number of important factors that could cause actual results to differ materially from any future results, performance or achievements express or implied by the forward-looking statements, including without limitation: the risks, uncertainties, and assumptions described in the section titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the U.S. Securities and Exchange Commission on March 6, 2026. Any forward-looking statements made herein speak only as of the date of this proxy statement, and you should not rely on forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, performance or achievements reflected in the forward-looking statements will be achieved or will occur. Except as required by applicable law, we undertake no obligation to update any of these forward-looking statements for any reason after the date of this proxy statement or to conform these statements to actual results or revised expectations. Additionally, certain information we may disclose (either herein or elsewhere) is informed by the expectations of various stakeholders or third-party frameworks and, as such, may not necessarily be material for purposes of our filings under U.S. federal securities laws, even if we use “material” or similar language in discussing such matters.
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PROXY STATEMENT
This proxy statement (the “Proxy Statement”) and our annual report for the fiscal year ended December 31, 2025 (the “2025 Annual Report” and, together with this Proxy Statement, the “proxy materials”) are being furnished by and on behalf of the board of directors (the “Board” or “Board of Directors”) of AtaiBeckley Inc. (the “Company,” “AtaiBeckley,” “we,” “us,” or “our”), in connection with our 2026 Annual Meeting of Stockholders (the “Annual Meeting”).
The Annual Meeting will be a completely virtual meeting and will be conducted via live webcast. You will be able to attend the Annual Meeting online by visiting www.virtualshareholdermeeting.com/ATAI2026 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. We believe this virtual attendance alternative enables increased shareholder participation from locations around the world and can provide cost savings for our stockholders and us. We recommend that you log in a few minutes before the Annual Meeting to ensure you are logged in when the Annual Meeting starts.
The record date for the Annual Meeting in respect of our shares of common stock is April 9, 2026 (the “Record Date”). Holders of record of shares of our common stock as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. At the close of business on the Record Date, there were 366,916,896 shares of our common stock issued and outstanding and entitled to vote. Each outstanding share of common stock entitles the holder to one vote on each matter submitted to a vote of stockholders at the Annual Meeting.
The Notice of Annual Meeting and this Proxy Statement are first being distributed or made available, as the case may be, on or about April 22, 2026 to our stockholders of record as of the close of business on the Record Date.
Our principal executive offices are located at 250 West 34th Street, New York, NY 10119.
Proposals
The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:
•
Proposal 1: Election of Sabrina Martucci Johnson, Amir Kalali, M.D. and Andrea Heslin Smiley as Class I directors to hold office until the Company’s annual meeting of stockholders to be held in 2029 and until their respective successors have been duly elected and qualified.

•	Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than Proposals 1 and 2. If other matters are properly presented at the meeting, or any adjournment or postponement thereof, for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.
Recommendations of the Board
The Board unanimously recommends that you vote your shares FOR each of the foregoing Proposals. If you properly submit your proxy, your shares of common stock will be voted on your behalf as you direct. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and the Board recommends that you vote, FOR Proposal 1 and Proposal 2.
Information About This Proxy Statement
Why You Received this Proxy Statement. You have received these proxy materials because the Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, the Company is making this Proxy Statement and its 2025 Annual Report available to its stockholders electronically via the Internet. On or about April 22, 2026, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this Proxy Statement and our 2025 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in this proxy statement and 2025 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Internet Notice.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. The SEC’s rules permit us and intermediaries (such as brokers, banks and other agents) to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. A proxy card or voting instruction form will be delivered for each of the stockholders sharing an address. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Proxy Statement or the 2025 Annual Report, contact Broadridge Financial Solutions, Inc. by calling 1-866-540-7095 or in writing at 51 Mercedes Way, Edgewood, New York 11717, Attention: Householding Department. In addition, if you currently are a stockholder who shares an address with another stockholder and would like to receive only one copy of future notices and proxy materials for your household, you may notify your broker if your shares are held in a brokerage account or you may notify us if you hold registered shares. Registered stockholders may notify us by contacting Broadridge Financial Solutions, Inc. at the above telephone number or address.
Basis of Presentation. On November 5, 2025, following the completion of our acquisition of Beckley Psytech Limited (“Beckley Psytech”), we changed our name to Atai Beckley N.V. On December 30, 2025, we changed our corporate domicile from the Netherlands to the United States, when Atai Beckley N.V. merged with and into atai Life Sciences Luxembourg S.A., a Luxembourg public limited liability company created for the purpose of effectuating the redomiciliation, with atai Life Sciences Luxembourg S.A. surviving the merger, after which atai Life Sciences Luxembourg S.A. converted into a corporation incorporated under the laws of the State of Delaware under the name AtaiBeckley Inc. (the “Redomiciliation Transaction”).
Unless the context otherwise requires, all references in this Proxy Statement to “we,” “us,” “our,” “atai” or the “Company” refer to ATAI Life Sciences N.V and its consolidated subsidiaries prior to the consummation of the strategic combination with Beckley Psytech (the “Beckley Psytech Acquisition”), to Atai Beckley N.V. and its consolidated subsidiaries after the consummation of the Beckley Psytech Acquisition and prior to the Redomiciliation Transaction (as defined below) and to AtaiBeckley Inc. and its consolidated subsidiaries after the consummation of the Redomiciliation Transaction. In addition, “AtaiBeckley” refers to AtaiBeckley Inc. and its consolidated subsidiaries after the consummation of the Redomiciliation Transaction.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
Who is entitled to vote at the Annual Meeting?
The Record Date for the Annual Meeting is April 9, 2026. Holders of record of shares of our common stock as of the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. At the close of business on April 9, 2026, there were 366,916,896 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. Each outstanding share of common stock entitles the holder to one vote on each matter submitted to a vote of stockholders at the Annual Meeting. You will need to obtain your own Internet access if you choose to attend the Annual Meeting and/or vote over the Internet.
To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote. The Annual Meeting webcast will begin promptly at 11:00 a.m., Eastern Time. We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 10:45 a.m., Eastern Time, and you should allow ample time for the check-in procedures.
What is the difference between being a “record holder” and holding shares in “street name”?
A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or a brokerage firm on a person’s behalf.
Am I entitled to vote if my shares are held in “street name”?
Yes. If your shares are held on your behalf by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials will be provided to you by your bank or brokerage firm, along with a voting instruction card. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions.
If your shares are held in “street name” and you have not received a 16-digit control number, you should contact your bank or brokerage firm to obtain your control number or otherwise vote through the bank or brokerage firm. If you would like to vote your shares online during the Annual Meeting, your bank or brokerage firm will need to provide you with a 16-digit control number.
How many shares must be present to hold the Annual Meeting?
A quorum must be present at the Annual Meeting for any business to be conducted. At the Annual Meeting, the holders of at least one-third in voting power of the stock issued and outstanding and entitled to vote must be present or represented by proxy in order to constitute a quorum for Proposal 1 and Proposal 2.
Where and when will the Annual Meeting be held?
The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online by visiting www.virtualshareholdermeeting.com/ATAI2026 and entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote or submit questions.
Who can attend the Annual Meeting?
We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/ATAI2026. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:
•	Instructions on how to attend and participate via the Internet are posted at www.virtualshareholdermeeting.com/ATAI2026.

•	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/ATAI2026 on the day of the Annual Meeting.
•	Webcast starts at 11:00 a.m., Eastern Time.
•	You will need your 16-digit control number to enter the Annual Meeting as a stockholder.
To participate in the Annual Meeting, you will need the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or brokerage firm to obtain your 16-digit control number or otherwise vote through the bank or brokerage firm. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, submit questions or access the list of stockholders as of the Record Date.
The Annual Meeting webcast will begin promptly at 11:00 a.m. (Eastern Time). We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin approximately fifteen minutes prior to the Annual Meeting, and you should allow ample time for the check-in procedures.
What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual Annual Meeting website?
We will have IT personnel ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting website. If you encounter any difficulties accessing the virtual Annual Meeting website during the check-in or Annual Meeting time, please call the technical support number that will be posted on the Annual Meeting login page.
What if a quorum is not present at the Annual Meeting?
If a quorum is not present or represented at the scheduled time of the Annual Meeting, the chairperson of the Annual Meeting or a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person or by remote communication, if applicable, or represented by proxy, may recess or adjourn the Annual Meeting until a quorum is present or represented.
What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?
It means that your shares of common stock are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or each set of proxy materials please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.
How do I vote?
We recommend that stockholders vote by proxy even if they plan to participate in the Annual Meeting. If you are a stockholder of record, there are three ways to vote by proxy:
•	by Telephone – You can vote by telephone by calling 1-800-690-6903 and following the instructions on the proxy card;
•	by Internet – You can vote over the Internet at www.proxyvote.com by following the instructions on the proxy card; or
•	by Mail – You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.
Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 3, 2026.
If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted. Telephone and Internet voting also may be offered to stockholders owning shares through certain banks and brokers.
If your shares are not registered in your own name and you would like to vote your shares at the Annual Meeting, you may visit www.virtualshareholdermeeting.com/ATAI2026 and enter the 16-digit control number included in the voting instruction card provided to you by your bank or brokerage firm. If you hold your shares in “street name” and you do not receive a 16-digit control number, you may need to log in to your bank or brokerage firm’s website and select the shareholder communications mailbox to access the Annual Meeting and vote. Instructions should also be provided on the voting instruction card provided by your bank or brokerage firm.
Can I revoke or change my vote after I submit my proxy?
Yes. Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:
•
sending a written statement to that effect to the attention of our Chief Legal and Business Officer and Corporate Secretary at our corporate offices, provided such statement is received no later than June 3, 2026;

•	voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on June 3, 2026;
•	submitting a properly signed proxy card with a later date that is received no later than June 3, 2026; or
•	voting during the Annual Meeting.
If you are a beneficial holder of shares or if your shares are held in “street name,” you may change or revoke your voting instructions by following the specific directions provided to you by your bank, broker or other agent, or you may vote electronically during the Annual Meeting using your 16-digit control number.
Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy.
What if I do not specify how my shares are to be voted?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies on the Company’s proxy card will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth with the description of each proposal in this Proxy Statement.
Will any other business be conducted at the Annual Meeting?
At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than Proposals 1 and 2. If other matters are properly presented at the meeting, or any adjournment or postponement thereof, for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.
Who will count the votes?
Representatives of Broadridge Investor Communications Services (“Broadridge”) will tabulate the votes, and a representative of Broadridge will act as inspector of election.
How many votes do I have?
Each outstanding share of common stock entitles the holder to one vote on each matter submitted to a vote of stockholders at the Annual Meeting.
How many votes are required for the approval of Proposal 1 and Proposal 2 and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld /Abstentions and Broker Non-Votes
Proposal 1: Election of Class I directors: Sabrina Martucci Johnson, Amir Kalali, M.D. and Andrea Heslin Smiley	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I directors.	Votes withheld and broker non-votes will have no effect.

Proposal	Votes required	Effect of Votes Withheld /Abstentions and Broker Non-Votes
Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026	The affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter.
Abstentions and broker non-votes, if any, will have no effect, and because brokers have discretionary authority to vote on this proposal we do not expect any broker non-votes in connection with this proposal.

What is an abstention and how will votes withheld and abstentions be treated?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote solely for purposes of determining a quorum. Votes withheld will have no effect on the election of directors and abstentions will have no effect on the ratification of our independent registered public accounting firm.
What are broker non-votes and do they count for determining a quorum?
Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters without instructions from the beneficial owner of those shares. Proposal 1 is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal. Because brokers have discretionary authority to vote on Proposal 2, we do not expect any broker non-votes in connection with such proposal, and broker non-votes, if any, will have no effect on such proposal. Broker non-votes count for purposes of determining whether a quorum is present.
How do we solicit proxies?
The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting is attached to this Proxy Statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We may engage a proxy solicitor as we deem necessary to assist in the solicitation of proxies in connection with the Annual Meeting. If we were to engage a proxy solicitor, we estimate that we would pay customary fees for these services of up to $50,000, plus reimbursement for out-of-pocket expenses, though the costs of the proxy solicitation process may be higher or lower than our estimate.
We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.
Where can I find the voting results of the Annual Meeting?
We plan to announce whether the proposals have passed at the Annual Meeting and we will report the final voting results in a Current Report on Form 8-K, which we intend to file with the SEC within four business days of the Annual Meeting.
Will there be a question and answer session during the Annual Meeting?
You may submit appropriate questions that are pertinent to the Company and the Annual Meeting matters during the Annual Meeting by visiting www.virtualshareholdermeeting.com/ATAI2026 and entering your 16-digit control number or by email to annualgeneralmeeting@ataibeckley.com in advance of the Annual Meeting. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. If you would like to submit questions in advance of the Annual Meeting, please email them before 11:59 p.m. Eastern Time on June 3, 2026 to annualgeneralmeeting@ataibeckley.com. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will answer or post written responses to certain appropriate stockholder questions during the Annual Meeting. For any questions not otherwise addressed during the Annual Meeting, we may also respond directly to you using the contact information provided. We may also post responses to certain appropriate questions on the “Investor Relations” page of our website following the Annual Meeting. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition. We will not address questions that are, among other things:
•	irrelevant to the business of the Company or to the business of the Annual Meeting;
•	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;
•	related to any pending, threatened or ongoing litigation;
•	related to personal grievances;
•	derogatory references to individuals or that are otherwise in bad taste;
•	substantially repetitious of questions already made by another stockholder;
•	in excess of the two-question limit;
•	in furtherance of the stockholder’s personal or business interests; or
•	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chairman of the Board or the Corporate Secretary in their reasonable judgment.
Depending on the number of questions submitted, we may not be able to answer all questions during the Annual Meeting. Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders who have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?”

PROPOSAL 1
ELECTION OF DIRECTORS
At the Annual Meeting, three Class I directors are to be elected to hold office until our annual meeting of stockholders to be held in 2029 (the “2029 Annual Meeting”) and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal.
Board Size and Structure
Our certificate of incorporation (“Certificate of Incorporation”) provides that the number of directors shall be established from time to time by our Board of Directors. Our Board of Directors has fixed the number of directors at nine, and we currently have nine directors serving on the Board. The two directors designated by Apeiron pursuant to the Rights Agreement (as defined below) are Christian Angermayer and John Hoffman. For further information on the Rights Agreement and Apeiron’s designation rights, see “Certain Relationships and Related Party Transactions – Shareholders Rights Agreement and Lock-Up Agreement.”
Our Certificate of Incorporation provides that the Board be divided into three classes, designated as Class I, Class II and Class III. Each class of directors must stand for re-election no later than the third annual meeting of stockholders subsequent to their appointment or election to the Board, provided that the term of each director will continue until the election and qualification of his or her successor and is subject to his or her earlier death, resignation, disqualification or removal. Generally, vacancies or newly created directorships on the Board will be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum, or by a sole remaining director. A director appointed by the Board to fill a vacancy will hold office until the expiration of the term of the class to which such director was appointed or until his or her earlier death, resignation, retirement, disqualification or removal.
Current Directors and Terms
Our current directors and their respective classes and terms are set forth below.

Class I Directors – Current Term Ending at 2026 Annual Meeting	Class II Directors – Current Term Ending at 2027 Annual Meeting	Class III Directors – Current Term Ending at 2028 Annual Meeting
Sabrina Martucci Johnson Amir Kalali, M.D. Andrea Heslin Smiley	Christian Angermayer Scott Braunstein, M.D. Laurent Fischer, M.D.	Srinivas Rao, M.D., Ph.D. John Hoffman Robert Hershberg, M.D., Ph.D.

Nominees for Director
Ms. Johnson, Dr. Kalali, and Ms. Smiley have been nominated by the Board to stand for election. As the directors assigned to Class I, Ms. Johnson, Dr. Kalali, and Ms. Smiley’s current terms of service will expire at the Annual Meeting. If elected by the stockholders at the Annual Meeting, Ms. Johnson, Dr. Kalali, and Ms. Smiley will each serve for a term expiring at the 2029 Annual Meeting and the due election and qualification of his or her successor or until his or her earlier death, resignation, disqualification or removal.
Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board of Directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board has no reason to believe that any of the nominees will be unable to serve.
Recommendation of the Board
The Board unanimously recommends a vote FOR the election of each of Sabrina Martucci Johnson, Amir Kalali, M.D. and Andrea Heslin Smiley to hold office until the 2029 Annual Meeting and until his or her respective successor has been duly elected and qualified.

Information About Board Nominees and Continuing Directors
The following pages contain certain biographical information as of April 22, 2026 for each nominee for director and each director whose term as a director will continue after the Annual Meeting, including all positions he or she holds, his or her principal occupation and business experience for the past five years, and the names of other publicly-held companies of which the director or nominee currently serves as a director or has served as a director during the past five years. The information presented below regarding each nominee and continuing director also sets forth specific experience, backgrounds, qualifications and skills that led our Board of Directors to the conclusion that such individual should serve as a director in light of our business and structure.

Name	Age	Year Current Term Began or Will Begin	Year in Which Term Expires or Will Expire	Served as a Director Since	Current Role
Srinivas Rao, M.D., Ph.D.	57	2025	2028	2025	Co-Founder, Chief Executive Officer, Director
Christian Angermayer	47	2024	2027	2021	Chairman of the Board
Scott Braunstein, M.D.	62	2024	2027	2024	Vice-Chairman of the Board
Laurent Fischer, M.D.	62	2024	2027	2024	Director
Robert Hershberg, M.D., Ph.D.	63	2025	2028	2025	Director
John Hoffman	42	2025	2028	2025	Director
Andrea Heslin Smiley	58	2026	2029	2021	Director and Nominee
Amir Kalali, M.D.	60	2026	2029	2021	Director and Nominee
Sabrina Martucci Johnson	59	2026	2029	2021	Director and Nominee

Nominees for Election at the Annual Meeting for a Term Expiring 2029
Sabrina Martucci Johnson founded Dare Bioscience, Inc., a public biopharmaceutical company engaged in the development of novel therapies that expand treatment options for women, and has served on the board of directors and as Chief Executive Officer since 2015. From January 2018 to April 2022, Ms. Johnson served on the board of directors of Aethlon Medical, Inc., a public company developing immunotherapeutic technologies to combat infectious disease and cancer, and as a member of its Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Ms. Johnson received a Master of International Management degree from the American Graduate School of International Management, an MSc. in biochemical engineering from University College London and a BSc. in biomedical engineering from Tulane University. We believe that Ms. Johnson is qualified to serve on our Board because of her experience in building successful companies and launching innovative products into specialty markets.
Amir Kalali, M.D. is the Co-Chair of the Decentralized Trials and Research Alliance, a non-profit organization dedicated to the adoption of decentralized research methods, since 2020 and Founding Chairman and Chief Curator of the CNS Summit, a forum focused on the future of life sciences, since 2011. He is also the Founding Chairman and sits on the Executive Committee of the International Society for CNS Drug Development, an independent non-profit focused on improving central nervous system drug development, founded in 2022. In addition, Dr. Kalali is a Professor of Psychiatry at the University of California San Diego and Editor of the journal, Innovations in Clinical Neuroscience. He previously served as the Global Head of the Neuroscience Center of Excellence at IQVIA (formerly Quintiles and IMS Health, Inc.), a publicly traded health information technology company, from 1997 to 2017. From January 2004 to January 2011, Dr. Kalali served as a member of the board of directors, as well as the Compensation Committee and Nominating Committee, of Cypress Bioscience, a public pharmaceutical company. Dr. Kalali was appointed to the Clinical Advisory Board of Incannex Healthcare Inc. in January 2026. Dr. Kalali received his M.D. from University College London and his MRCPSych from the Royal College of Psychiatrists. We believe that Dr. Kalali is qualified to serve on our Board because of his more than 20 years of experience in the life sciences and technology fields, as well as his involvement in numerous drug development programs.
Andrea Heslin Smiley has served in various roles at VMS Biomarketing, Inc., or VMS, a patient engagement solutions provider, since 2008, most recently as President and Chief Executive Officer since January 2011. Prior to joining VMS, from 1996 to 2008, Ms. Smiley served in various roles at Eli Lilly and Company, most recently as Vice President, Osteoporosis Business Unit. Ms. Smiley currently serves as a director and member of the Audit Committee of Rockwell Medical, Inc., a public biopharmaceutical company, and as a director of Agent Capital LLC. Ms. Smiley previously served as a director of Assertio Therapeutics, Inc., a public commercial pharmaceutical company, from May 2020 to

January 2021, and Zyla Life Sciences, a public specialty commercial pharmaceutical company, from January 2017 to May 2020, where she was also the Chair of the Nominating and Governance Committee and a member of the Audit Committee. We believe that Ms. Smiley is qualified to serve on our Board because of her more than 25 years of commercialization and management experience in the biopharmaceutical industry in both public and private companies.
Continuing Directors with Terms Expiring in 2027
Christian Angermayer is the founder of Apeiron Investment Group Ltd., a discretionary investment firm focusing on investments across life sciences, fintech, deep technology and hospitality, which he founded in 2012. Mr. Angermayer is also the founder of Presight Capital Management Company, L.L.C., a venture capital fund, and has served as General Partner since 2019. Mr. Angermayer also serves on the board of directors of several private companies, including, since 2019, Cambrian Biopharma, Inc. and Centenara Labs AG (f/k/a Rejuveron Life Sciences AG). We believe that Mr. Angermayer is qualified to serve on our Board because of his extensive finance and life sciences industry experience.
Scott Braunstein, M.D. brings over 30 years of knowledge and experience from diverse biotechnology and pharmaceutical industry vantage points. He has served as an operating partner at Aisling Capital, an investment firm, since 2015. Dr. Braunstein served as President and Chief Executive Officer, as well as a board member, of Marinus Pharmaceuticals, Inc., a neurology therapeutics company, until it was acquired by Immedica Pharma AB in February 2025. From 2015 to 2018, he served as Senior Vice President, Strategy and Chief Operating Officer at Pacira Pharmaceuticals, Inc. (Nasdaq: PCRX), a specialty pharmaceutical company focused on the acute care setting. Prior to Pacira, he served as a healthcare portfolio manager at Everpoint Asset Management from 2014 to 2015 and spent 12 years with J.P. Morgan Asset Management as a healthcare analyst and managing director in the U.S. Equity team, and as portfolio manager of the JP Morgan Global Healthcare Fund responsible for managing investments in pharmaceuticals, biotechnology, and medical devices. Dr. Braunstein is currently on the board of directors of Caribou Biosciences, Inc. (Nasdaq: CRBU), RAPT Therapeutics, Inc. (Nasdaq: RAPT) (acquired by GSK plc in March 2026), Aegle Therapeutics Corporation (Nasdaq: AGLE) and Ray Therapeutics, Inc. (Nasdaq: RAY). Dr. Braunstein previously served on the boards of directors of Trevena Inc. (Nasdaq: TRVN) (October 2018 to January 2025), Esperion Therapeutics, Inc. (Nasdaq: ESPR) (June 2015 to April 2020), Ziopharm Oncology Inc. (Nasdaq: ZIOP) (September 2018 to November 2020), Protara Therapeutics, Inc. (f/k/a ArTara Therapeutics, Inc.) (Nasdaq: TARA) (May 2018 to July 2020), Constellation Pharmaceuticals, Inc. (formerly Nasdaq: CNST) (February 2018 to July 2021), and SiteOne Therapeutics, Inc. (September 2018 through its acquisition by Eli Lilly in January 2026). Dr. Braunstein began his career as a practicing physician at the Summit Medical Group and as an assistant clinical professor at Albert Einstein College of Medicine and Columbia University Medical Center. He earned his medical degree from the Albert Einstein College of Medicine and his undergraduate degree at Cornell University. We believe Dr. Braunstein is qualified to serve on our Board because of his extensive leadership experience in the pharmaceutical industry and healthcare portfolio management, including his previous role as the President and Chief Executive Officer of Marinus Pharmaceuticals, Inc.
Laurent Fischer, M.D. most recently served as the chief executive officer of Adverum Biotechnologies, Inc. (Nasdaq: ADVM), a clinical-stage gene therapy company, from June 2020, and its president beginning in June 2021, until its recent acquisition by Eli Lilly announced in October 2025. He was chairman of the board of CTI Biopharma from 2017 until its acquisition by Swedish Orphan Biovitrum in June 2023. Dr. Fischer served as senior vice president, head of the liver therapeutic area at Allergan PLC, a global pharmaceutical company, from November 2016 to June 2020, in which role he was responsible for the Liver Therapeutic R&D pipeline. Dr. Fischer served as chief executive officer of Tobira Therapeutics, a clinical-stage biopharmaceutical company from December 2013 until Allergan acquired Tobira Therapeutics in November 2016, in which role he was responsible for taking the company public, completing the first study in NASH demonstrating an anti-fibrotic effect and selling the company to Allergan. Prior to Tobira, he served as chairman and chief executive officer of Jennerex, Inc., from June 2012 to March 2014, until its acquisition by SillaJen Biotherapeutics, Inc. Prior to Jennerex, he was co-founder, president and chief executive officer of Ocera Therapeutics from January 2005 to June 2012 and president and chief executive officer of Auxeris Therapeutics, Inc. from 2003 to 2004. Dr. Fischer serves on the board of directors at Mirum Pharmaceuticals, Inc. since June 2019. Dr. Fischer also serves on the board of directors of Lycia Therapeutics, a private company founded by Carolyn Bertozzi, since December 2019, and as chairman of private company Teal from October 2023 to October 2025 and as chairman of private company ShinobiTx since October 2025. Over the span of his career, Dr. Fischer has held roles of increasing responsibility at companies, including, RXCentric, Inc. (now part of Allscripts Healthcare Solutions, Inc.), MedVantx

Inc., Dupont Pharmaceuticals, Dupont-Merck and F. Hoffmann-La Roche. Dr. Fischer earned an undergraduate degree from the University of Geneva and his medical degree from the Geneva Medical School, Switzerland. We believe Dr. Fischer is qualified to serve on our Board because of his extensive leadership experience as an executive in the pharmaceutical industry and knowledge of biopharmaceuticals, including his previous position as the Chief Executive Officer of Adverum Biotechnologies, Inc.
Continuing Directors with Terms Expiring in 2028
Srinivas Rao, M.D., Ph.D. is the Company’s co-founder and has served as the Company’s Chief Executive Officer since January 1, 2025, and co-Chief Executive Officer from June 1, 2024 to January 1, 2025. Prior to that, Dr. Rao served as the Company’s Chief Scientific Officer beginning in April 2019. Prior to joining the Company, Dr. Rao was the Chief Medical Officer at Axial Biotherapeutics, Inc. from August 2017 to March 2019 and the Chief Medical Officer at Depomed, Inc. from July 2014 to July 2017. Prior to that, he served as Executive Vice President and Head of Neuroscience at Retrophin from December 2013 to March 2014 and Chief Executive Officer at Kyalin Biosciences Inc. from October 2011 to December 2013. He has held leadership positions at a number of biotechnology companies, including Kalyra Pharmaceuticals, Avelas Biosciences, Sova Pharmaceuticals, ReVision Therapeutics and Cypress Bioscience, Inc. Dr. Rao received his Ph.D. in Neuropharmacology, his M.D. in Internal Medicine, his M.S. in Electrical Engineering and his Bachelor of Science in Electrical Engineering from Yale University. We believe Dr. Rao is qualified to serve on our Board because of his extensive experience in the biopharmaceutical industry, medical research and background knowledge of the Company as its co-founder and current chief executive officer as well his prior role as chief scientific officer.
Mr. John Hoffman has served as Chief Operating Officer of Northern Data AG (“Northern Data”), a provider of full-stack AI and High-Performance Computing solutions, since February 2025. Mr. Hoffman brings nearly 20 years of experience as an investment banker and capital markets advisor. Prior to joining Northern Data, he served as Managing Director in the equity capital markets groups at RBC Capital Markets from June 2023 to February 2025 and previously at Credit Suisse from June 2012 to June 2023. Across his investment banking career, John has advised boards and management teams on more than 200 growth capital IPOs that have raised in excess of $50 billion in cumulative proceeds, as well as international cross-listings, mergers, spin-offs, and other strategic transactions for disruptive growth companies. Mr. Hoffman is a graduate of the University of Richmond and is a CFA charterholder. We believe that Mr. Hoffman is qualified to serve on our Board because of his extensive experience in finance and investment banking as well as his substantial experience advising boards of directors and management teams.
Dr. Robert Hershberg has been a Venture Partner with Frazier Healthcare Partners (“Frazier”), a healthcare-focused private equity and venture capital firm, since April 2020 and has been working with Frazier and its portfolio companies as an Entrepreneur-in-Residence, Senior Advisor, and executive for the last 14 years. He was appointed to the board of directors at Beckley Psytech in June 2024, which was acquired by the Company in November 2025. He was the Co-Founder, President, Chief Executive Officer and Chairman of the Board of Directors at Hillevax Inc. (NASDAQ: HLVX), a biopharmaceutical company focused on the development and commercialization of novel vaccine candidates, from April 2020 through September 2025 (upon the sale of HLVX to XOMA Royalty Corporation). Dr. Hershberg was formerly Co-Founder, President and Chief Executive Officer of VentiRx Pharmaceuticals, a Frazier-founded company developing a small molecule therapeutic to activate the immune system against solid tumors, from 2006 to 2016. During his time at VentiRx, Dr. Hershberg led the company through its partnership with Celgene, a pharmaceutical company developing cancer and immunology drugs. He joined Celgene in 2014 to lead their efforts in Immuno-Oncology, was promoted to Executive Vice President and Chief Scientific Officer in 2016 and was subsequently Executive Vice President and Head of Business Development and Global Alliances and served as a member of the Executive Committee until the acquisition of Celgene by Bristol-Myers Squibb in 2019. Dr. Hershberg has been on the board of Adaptive Biotechnologies (NASDAQ: ADPT) since June 2013, including as chairman of its compensation committee since December 2019, and on the board of Recursion Pharmaceuticals (NASDAQ:RXRX), including as chairman of its compensation committee and as Vice-Chairman and Lead Independent Director, and previously as Chairman of the Board from 2023 through Jan 2026. He was also a member of the board of Fate Therapeutics (NASDAQ: FATE) from April 2021 through June 2024 and of Nanostring Technologies (NASDAQ: NSTG) from June 2019 through June 2023. Dr. Hershberg completed his undergraduate and medical degrees at the University of California, Los Angeles and received his Ph.D. at the Salk Institute for Biological Studies. We believe that Dr. Hershberg is qualified to serve on our Board because of his extensive experience in the biopharmaceutical industry.
There are no family relationships among any of our executive officers or directors, including our director nominees.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Appointment of Independent Registered Public Accounting Firm
The Audit Committee of our Board (the “Audit Committee”) appoints our independent registered public accounting firm. In this regard, the Audit Committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the Audit Committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s global capabilities relative to our business; and the firm’s knowledge of our operations. Deloitte & Touche LLP has served as our independent registered public accounting firm since 2020. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the Audit Committee has appointed Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
Although ratification is not required by our bylaws (“Bylaws”) or otherwise, the Board is submitting the selection of Deloitte & Touche LLP to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and it is a good corporate governance practice. If our stockholders do not ratify the selection, it will be considered as notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
A representative of Deloitte & Touche LLP is expected to virtually attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions.
Audit, Audit-Related, Tax and All Other Fees
The following table summarizes fees billed to us for the fiscal years ended December 31, 2025 and 2024, by Deloitte & Touche LLP, our independent registered public accounting firm (in thousands):

Fee Category	2025	2024
Audit Fees	$3,012	$2,798
All Other Fees	5	5
Total Fees	$3,017	$2,803

Audit Fees
Audit fees consist of fees associated with the audit of our annual consolidated financial statements, statutory audits, reviews of our quarterly consolidated financial statements, issuances of consents and comfort letters, and assistance with review of documents filed with the SEC, and are all services that are normally provided by the accounting firm in connection with our statutory and regulatory filings or engagements.
All Other Fees
All other fees consist of an annual license fee for access to an accounting research software application.
Audit Committee Pre-Approval Policy and Procedures
The formal written charter for our Audit Committee requires that the Audit Committee pre-approve all audit and non-audit services to be provided to us by our independent registered public accounting firm, other than services approved in accordance with appropriate pre-approval policies established by the Audit Committee and applicable SEC rules.

The Audit Committee’s policy generally provides that the Audit Committee will not engage an independent registered public accounting firm to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the Audit Committee or (ii) entered into pursuant to the pre-approval policies and procedures. Unless a type of service to be provided by our independent registered public accounting firm has received this latter general pre-approval under the pre-approval policy, it requires specific pre-approval by the Audit Committee. Without limiting the foregoing, the Audit Committee may delegate authority to one or more independent members of the committee to grant pre-approvals of audit and permitted non-audit services, and any such pre-approvals must be presented to the Audit Committee at its next scheduled meeting.
All of the services listed in the table above were preapproved by our Audit Committee.
Recommendation of the Board
The Board unanimously recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD
The Audit Committee has reviewed our U.S. GAAP audited financial statements for the fiscal year ended December 31, 2025 and has discussed these financial statements with management and our independent registered public accounting firm. The Audit Committee has also received from, and discussed with, our independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.
Our independent registered public accounting firm also provided the Audit Committee with a formal written statement required by the applicable requirements of the PCAOB describing all relationships between the independent registered public accounting firm and us, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from us. The Audit Committee also considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to us is compatible with maintaining such firm’s independence.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Sabrina Martucci Johnson (Chair)
Scott Braunstein, M.D.
Andrea Heslin Smiley
John Hoffman

The information contained in this Report of the Audit Committee of the Board shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act (except to the extent that we specifically incorporate this information by reference).

EXECUTIVE OFFICERS
The following table identifies our current executive officers:

Name	Age	Position
Srinivas Rao, M.D., Ph.D.	57	Co-Founder, Chief Executive Officer
Michael Faerm	59	Chief Financial Officer
Anne Johnson	57	Chief Accounting Officer
Kevin Craig, M.D.	53	Chief Medical Officer
Gerd Kochendoerfer, Ph.D.	58	Chief Operating Officer
Glenn Short, Ph.D.	56	Chief Scientific Officer
Ryan Barrett	45	Chief Legal and Business Officer

The following is a brief summary of the prior business experience and principal business activities of our executive officers. Unless otherwise indicated, the current business addresses for our executive officers is AtaiBeckley Inc., c/o AtaiBeckley Life Sciences US, Inc., Industrious NYC, 250 West 34th Street, New York, NY 10119. See page 11 of this Proxy Statement for Dr. Srinivas Rao’s biography.
Michael Faerm most recently served as a consulting Chief Financial Officer to various biopharmaceutical companies through his firm, MEF Consulting LLC, from February 2025 to February 2026. From May 2024 to February 2025, Mr. Faerm served as Chief Financial Officer of Viracta Therapeutics, Inc., a precision oncology company. From October 2023 to March 2024, Mr. Faerm served as Interim Chief Financial Officer of Harpoon Therapeutics, Inc., an immunotherapy company. From April 2021 to March 2023, Mr. Faerm served as Chief Financial Officer of Artiva Biotherapeutics, Inc., a natural killer (NK) cell-based therapy company. From 2019 to 2021, Mr. Faerm served as a consulting and interim Chief Financial Officer and Chief Business Officer to various biopharmaceutical companies through his firm, MEF Consulting LLC. From 2015 to 2018, Mr. Faerm served as Chief Business Officer of Innoviva, Inc. (formerly Theravance, Inc.), a biopharmaceutical company. Prior to these roles, Mr. Faerm served as a senior pharmaceuticals equity research analyst at Wells Fargo Securities and at Credit Suisse, and as an investment banker at Merrill Lynch. Mr. Faerm earned an MBA from Harvard Business School, a Master of Science degree civil engineering from Stanford University and a BS in civil engineering from Columbia University.
Anne Johnson has served as our Chief Accounting Officer since March 2026. Previously, she served as our Chief Financial Officer from February 2024 to March 2026 and as our Interim Chief Financial Officer from October 2023 to February 2024. From May 2023 to October 2023, Mrs. Johnson served as our Chief Accounting Officer. From January 2021 to May 2023, Mrs. Johnson served as our VP, Global Controller. From December 2018 to December 2020, Mrs. Johnson served as Controller of Aruvant Sciences, Inc., a Roivant company. Mrs. Johnson also served in senior leadership roles at Chimerix, Inc., PPD, and Xanodyne Pharmaceuticals. Mrs. Johnson received her Bachelor of Science in Accounting from the University of North Carolina, Wilmington, and is a Certified Public Accountant and Chartered Global Management Accountant.
Kevin Craig, M.D. has served as our Chief Medical Officer since January 1, 2025 and as our Senior Vice President of Clinical Development since July 2023. Dr. Craig leads the entirety of our clinical-stage research & development effort, clinical development, patient safety, clinical operations, regulatory affairs, biostatistics and all other clinical functions. Dr. Craig has been a member of our leadership team since December 2021, when he joined as our Vice President of Clinical Development, and he has over 20 years of clinical experience, with 13 years in the industry and a decade in clinical and academic settings. Prior to joining the Company, he was Head of Early Clinical Development at Jazz Pharmaceuticals (formerly GW Pharmaceuticals), where he was responsible for the design and execution of rapid decision-making clinical trials across the early neuroscience pipeline. Before joining the industry, Dr. Craig held a faculty appointment at the Behavioral and Clinical Neuroscience Institute at the University of Cambridge and has published widely on cognition and brain imaging in mental health. He received his medical degree from the University of the Witwatersrand, South Africa, and his MPhil from the University of Cambridge. He was trained in Psychiatry in Cambridge, UK and is a UK board-certified psychiatrist.
Gerd Kochendoerfer, Ph.D. has served as our Chief Operating Officer since December 2024. Prior to joining us, Dr. Kochendoerfer served as Chief Operating Officer at NFlection Therapeutics from September 2021 through December 2024. He previously served as Senior Vice President and Head of Operations, and a corporate officer, at PellePharm Inc. (“PellePharm”) from May 2017 through September 2021. At PellePharm, he led development and supply operations for a late-stage orphan oncology program. He was pivotal in the progression of the company’s lead product, patidegib topical gel, through various development stages and regulatory milestones. Dr. Kochendoerfer also contributed to strategic partnerships, financing and acquisition discussions. Before PellePharm, Dr. Kochendoerfer progressed through roles with growing responsibilities, and finally held the position of Senior Vice President of Technical Operations at Depomed Inc. (“Depomed”) from February 2008 to May 2017. At Depomed, he led multiple clinical development projects that resulted in the approval of five commercial products. Earlier in his career, Dr. Kochendoerfer held senior roles at FibroGen, Inc. (“FibroGen”), where he was responsible for global project management and FibroGen’s partnership with Astellas Inc., and at Gryphon Therapeutics, Inc., where he pioneered polymer-modified protein therapeutics development. Dr. Kochendoerfer holds a Ph.D. from the University of California, Berkeley and a Diplom degree in Chemistry from Ruprecht-Karls University in Heidelberg, Germany. He is an inventor on multiple patents and the author of over 25 peer reviewed publications.
Glenn Short, Ph.D. has served as our Chief Scientific Officer since January 2025. Dr. Short has served as our Senior Vice President of Early Development since August 2022 and has been a member of our leadership team since 2019. He has over 20 years of industry and research experience and has been involved in numerous programs that leverage cutting-edge biotechnologies to develop new therapies to address unmet medical needs in oncology, immunology, neurological disease, and pain. Dr. Short holds a Ph.D. in Chemistry from the University of Virginia and conducted his postdoctoral training in Molecular Biology at Massachusetts General Hospital/Harvard Medical School in Boston.
Ryan Barrett has served as our Chief Legal and Business Officer since October 2025, and previously served as General Counsel since joining the Company in 2020. For more than a decade, Mr. Barrett has served on the executive teams of public and private biotechnology companies where he was responsible for building and leading the legal, corporate development, and intellectual property functions. Mr. Barrett is an attorney admitted to the bar of the Commonwealth of Massachusetts. He received his Juris Doctor from Case Western Reserve University School of Law and holds a B.S. in biochemistry and a Bachelor of Arts in Italian language from Trinity College.

CORPORATE GOVERNANCE
General
Our Board has adopted, among other policies, Corporate Governance Guidelines, an Insider Trading Compliance Policy, a Code of Conduct and charters for each of our Audit, Compensation and Nominating Committees to assist the Board in the exercise of its responsibilities and to serve as a framework for our effective governance. You can access our Corporate Governance Guidelines, Code of Conduct and committee charters in the Corporate Governance section under Governance Documents of the Investors page of our website at www.AtaiBeckley.com.
Director Independence
All of our directors, other than Srinivas Rao and Christian Angermayer, qualify as “independent” in accordance with Nasdaq Stock Market (“Nasdaq”) listing rules (the “Nasdaq rules”). The Nasdaq independence definition includes a series of objective tests, including, among others, that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. Srinivas Rao, as our Chief Executive Officer, is not considered independent. Mr. Angermayer is not considered independent due to his relationship with Apeiron Investment Group Ltd., one of our principal stockholders, and the Amended CA Consultancy Agreement (as defined below) between Mr. Angermayer and the Company.
Director Candidates
The Nomination and Corporate Governance Committee of the Board (the “Nominating Committee”) is responsible for identifying individuals qualified to become Board members consistent with criteria approved by the Board. The Nominating Committee may consult with outside advisors or retain search firms to assist in the search for qualified candidates. Once potential candidates are identified, the Nominating Committee reviews the backgrounds of those candidates, evaluates candidates’ independence and determines candidates’ suitability.
In evaluating the suitability of individual director candidates, the Nominating Committee and the Board, in nominating director candidates, may take into account many factors, in compliance with applicable laws, regulations or other legal requirements, including: a high level of personal and professional integrity; strong ethics and values; the ability to make mature business judgments; experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience as a Board member of another publicly held company; professional and academic experience relevant to the Company’s industry; the strength of the candidate’s leadership skills; experience in finance and accounting and / or executive compensation practices; whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable; and whether the candidate contributes to the mix of experience, backgrounds, qualifications and skills of the Board.
Stockholders may recommend individuals to our Nominating Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to our Nominating Committee, c/o Corporate Secretary at corpsec@ataibeckley.com. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying the same criteria, as it follows for candidates submitted by others.
Communications from Stockholders
Stockholders of the Company may communicate directly with the independent members of the Board, the Chairman of the Board, the Vice Chairman, the lead independent director, and any chairman of a Board committee, about corporate governance, corporate strategy, Board-related matters or other substantive matters that our corporate secretary, Chairman of the Board, Vice Chairman and Lead Independent Director consider to be important for the director(s) to know, by addressing any communications to the intended recipient by name or position in care of: Corporate Secretary at corpsec@ataibeckley.com.

All such communications, including stockholder recommendations of director candidates, must be accompanied by the following information regarding the person submitting the communication: the address, telephone number and e-mail address, if any, of the person, and if the person is a stockholder, a statement of the type and amount of the securities of the Company that the person holds.
Communications deemed to comply with our policy regarding stockholder communications with the Board are forwarded to our directors on a periodic basis, as appropriate, generally in advance of each regularly scheduled meeting of the Board.
Board Leadership Structure and Role in Risk Oversight
Under the Corporate Governance Guidelines, if the chairman of the Board does not qualify as independent under the Nasdaq Rules, the independent directors may elect a lead independent director, who we refer to as our lead director. The lead director’s responsibilities include presiding over all meetings of the Board at which the chairperson is not present, including any executive sessions of the independent directors; approving Board meeting schedules and agendas; and acting as the liaison between the independent directors and the chief executive officer and chairperson of the Board. At such times as the chairman of the Board is an independent director under the Nasdaq Rules, the chairman will serve as lead director.
The positions of our Chair of the Board, Vice Chair of the Board and Chief Executive Officer are currently separate. Mr. Angermayer serves as Chair of the Board, Dr. Braunstein serves as Vice Chair of the Board and Lead Independent Director and Dr. Rao serves as our Chief Executive Officer.
Our Board believes that our current leadership structure, coupled with a commitment to Board independence, provides effective independent oversight of management. Our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Risk assessment and oversight are an integral part of our governance and management processes. The involvement of the Board of Directors in reviewing our business strategy is an integral aspect of the Board’s assessment of management’s tolerance for risk and its determination of what constitutes an appropriate level of risk for the Company. While the full Board has overall responsibility for risk oversight, it is supported in this function by the Audit Committee, the Compensation Committee of the Board (the “Compensation Committee”), the Nominating Committee and the Science and Technology Committee of the Board (the “Science and Technology Committee”). Each of the committees regularly reports to the Board. Our audit committee is responsible for discussing the Company’s policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled, and oversees management of enterprise risk, including financial, data privacy and cybersecurity risks. The audit committee also periodically reviews our policies and procedures for reviewing and approving or ratifying “related person transactions” (defined as transactions required to be disclosed pursuant to Item 404 of Regulation S-K), including our related person transaction policy, and recommends any changes to our Board. Our Nominating Committee manages the risk associated with our corporate governance framework, as well as environmental and social matters. Our Compensation Committee oversees the management of risk relating to our executive compensation plans and arrangements. Our Science and Technology Committee oversees risks associated with our research and development activities and technology. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks. In addition, our Board receives periodic detailed operating performance reviews from management.
Periodic Board Evaluation
Our Corporate Governance Guidelines provide for periodic self-evaluations of the Board and its committees, which is overseen by the Nominating Committee.
Code of Conduct
We have adopted a written Code of Conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions. We have posted a current copy of the Code Conduct on our website, www.AtaiBeckley.com. Our Board is responsible for administering the Code of Conduct. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq rules concerning any amendments to, or waivers from, any provision of the Code of Conduct. Our Audit Committee did not grant any waivers in 2025.

Clawback Policy
We have adopted a Recovery of Erroneously Awarded Compensation Policy, effective as of October 2, 2023, as required by Rule 10D-1 under the Securities Exchange Act of 1934, as amended, and the corresponding listing standards of the Nasdaq Stock Exchange. This policy provides for the mandatory recovery (subject to limited exceptions) from current and former officers of incentive-based compensation that was erroneously received during the three years preceding the date that we are required to prepare an accounting restatement. The amount required to be recovered is the excess of the amount of incentive-based compensation received over the amount that otherwise would have been received had it been determined based on the restated financial measure.
Policies and Practices Relating to the Grant of Stock Options.
We do not grant option awards in anticipation of the release of material nonpublic information and we do not time the release of material nonpublic information for the purpose of affecting the value of executive compensation. In the event material nonpublic information becomes known to the compensation committee before granting an option award, the compensation committee will consider such information and use its business judgment to determine whether to delay the grant to avoid any appearance of impropriety.
Although we do not have a formal policy with respect to the timing of our option award grants, the compensation committee has historically granted such awards on a predetermined annual schedule.
In fiscal year 2025, we did not grant stock options to our named executive officers during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information.
Anti-Hedging Policy
We have adopted an Insider Trading Compliance Policy that governs the purchase, sale and other dispositions of our securities by directors, officers and employees. The policy, among other things, prohibits our directors, officers and employees and any entities they control from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities, or that may cause an officer, director or employee to no longer have the same objectives as our other stockholders.
Insider Trading Compliance Policy
Our Insider Trading Compliance Policy governs the purchase, sale and other dispositions of our securities and applies to all directors, officers and employees of the Company and its subsidiaries. We believe these policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable listing standards. It is also our policy to comply with applicable insider trading laws and regulations with respect to transactions in our own securities. A copy of our Insider Trading Compliance Policy is attached as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 6, 2026.
Attendance by Members of the Board at Meetings
Our Board and its committees meet throughout the year on a set schedule, and also hold special meetings and act by written consent from time to time as appropriate. There were five meetings of the Board during fiscal year 2025. During fiscal year 2025, each incumbent director attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which such director served during the period in which he or she served as a director.
Director Attendance at Annual Meeting of Stockholders
We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders. Seven of our then-current directors attended our annual meeting of shareholders in 2025.

COMMITTEES OF THE BOARD
Our Board has established Audit, Compensation, Nominating and Science and Technology Committees, each of which operates under a written charter that has been approved by our Board and that is available in the Investors section of our website at www.AtaiBeckley.com. All of the members of each of these committees are independent as defined under the Nasdaq rules. Our Board has affirmatively determined that Sabrina Martucci Johnson, Scott Braunstein, M.D., Andrea Heslin Smiley, and John Hoffman meet the independence requirements of Rule 10A-3 under the Exchange Act and Nasdaq rules for purposes of serving on the Audit Committee. All members of the Compensation Committee meet the heightened standard for independence specific to members of a compensation committee under the Nasdaq rules and each qualifies as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act. All members of the Nominating Committee are independent under the Nasdaq rules.
The members and chairpersons of our Audit, Compensation, Nominating and Science and Technology Committees are set forth in the following table. Christian Angermayer does not serve on any committees of the Board.

Name	Audit	Compensation	Nominating	Science and Technology
Srinivas Rao, M.D., Ph.D.	—	—	—	—
Christian Angermayer	—	—	—	—
Scott Braunstein, M.D.	Member	—	—	Co-Chair
Laurent Fischer, M.D.	—	Chair	—	Member
Robert Hershberg, M.D., Ph.D.	—	—	Member	Member
John Hoffman	Member	Member	—	—
Sabrina Martucci Johnson	Chair	Member	—	—
Amir Kalali, M.D.	—	—	Member	Co-Chair
Andrea Heslin Smiley	Member	—	Chair	—

Audit Committee
Our Audit Committee’s duties and responsibilities include:
•
the appointment, compensation, retention and oversight of the work of the independent auditor and any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attestation services for us, and the independent auditor and each such other registered public accounting firm must report directly to the committee.

•
the pre-approval of any audit and non-audit service provided to us by the independent auditor, unless the engagement is entered into pursuant to appropriate pre-approval policies established by the committee or if such service falls within available exceptions under SEC rules;

•
reviewing, discussing with our independent auditor and approving the functions of our internal auditor, including its purpose, authority, organization, responsibilities, budget and staffing and reviewing the scope and performance of the internal audit plan, including the results of any internal audits, any reports to management and management’s response to those reports;

•
ensuring that the independent auditor prepares and delivers, at least annually, a written statement delineating all relationships and services between the independent auditor and us, actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the committee, may impact the objectivity and independence of the independent auditor, and, if the committee determines that further inquiry is advisable, taking appropriate action in response to the independent auditor’s report to satisfy itself of the auditor’s independence;

•
reviewing and discussing the quarterly and annual audited financial statements with management and the independent auditor, including our disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•	providing us with the report of the committee with respect to the audited financial statements for inclusion in our annual proxy statements;
•	discussing our earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

•
discussing our policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which our exposure to risk is handled, and oversee management of our enterprise risk, including financial, data privacy and cybersecurity risks;

•
reviewing, with our Chief Legal and Business Officer and outside legal counsel, legal and regulatory matters, including legal cases against or regulatory investigations of us and our subsidiaries, that could have a significant impact on our financial statements;

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

•
periodically reviewing the Company’s policies and procedures for reviewing and approving “ related person transactions” as defined by Item 404 of Regulation S-K and review and, if appropriate, approve related person transactions. The committee shall review and discuss with the independent auditor any matters required to be discussed by applicable auditing standards, including with respect to related party transactions;

•	reporting regularly to the Board regarding the activities, deliberations and findings of the committee;
•	performing, at least annually, an evaluation of the performance of the committee;
•	annually reviewing and reassessing the committee’s charter and submitting any recommended changes to Board for its consideration; and
•
periodically considering and discussing with management and the independent auditor our Code of Conduct and the procedures in place to enforce the Code of Conduct. The committee must also consider and discuss and, as appropriate, grant requested waivers from the Code of Conduct brought to the attention of the committee, though the committee may defer any decision with respect to any waiver to the Board.

The members of the Audit Committee are Ms. Sabrina Martucci Johnson (who serves as chair of the Audit Committee), Dr. Braunstein, Ms. Smiley, and Mr. Hoffman. The members of our Audit Committee meet the requirements for financial literacy under the applicable rules of Nasdaq. Our Board has determined that each of Ms. Sabrina Martucci Johnson and Dr. Braunstein is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K.
The Audit Committee meets as often as one or more members of the Audit Committee deem necessary, but in any event, meets at least four times per year. The Audit Committee meets at least once per year with our independent registered public accounting firm, without our management being present. The Audit Committee met seven times during 2025.
Compensation Committee
Our Compensation Committee is responsible for assisting the Board in the discharge of its responsibilities relating to the compensation of our senior management. In fulfilling its purpose, our compensation committee has the following principal duties:
•
reviewing and recommending for approval by Board the compensation of our chief executive officer and other executive officers, including salary, bonus and incentive compensation levels; deferred compensation; executive perquisites; equity compensation (including awards to induce employment); severance arrangements; change-in-control benefits; and other forms of executive officer compensation. The CEO may not be present during voting or deliberations on his or her compensation;

•	periodically reviewing and making recommendations to the Board regarding director compensation;
•	preparing the annual Compensation Committee Report, to the extent required under applicable rules and regulations of the SEC;
•	reporting regularly to the Board regarding the activities of the committee;
•	reviewing and approving or making recommendations to the Board regarding our incentive compensation and equity-based plans and arrangements;
•	reviewing and making recommendations to the Board regarding employment agreements and severance arrangements or plans for the chief executive officer and the other executive officers;
•	reviewing regulatory compliance with respect to compensation matters, including overseeing that reasonable efforts are made to structure compensation programs to preserve tax deductibility;

•
to the extent that we are required to include a “Compensation Discussion and Analysis” (“CD&A”) in our Annual Report on Form 10-K or annual proxy statement, the committee will review and discuss with management the CD&A and will consider whether it will recommend to the Board that the CD&A be included in the appropriate filing;

•	periodically performing an evaluation of its performance; and
•	annually reviewing and reassessing the committee’s charter and submitting any recommended changes to the directors for consideration.
The Compensation Committee may, in its sole discretion, retain or obtain advice from compensation consultants, legal counsel or other advisors, provided that, preceding any such retention or advice, the committee must take into consideration the applicable factors under Nasdaq rules. The committee will be directly responsible for the appointment, compensation and oversight of any adviser it retains. We must provide for appropriate funding, as determined by the committee, for payment of reasonable compensation to any adviser retained by the committee. The Compensation Committee also has the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Compensation Committee or any advisors engaged by the Compensation Committee.
In accordance with its authority, during 2025, the Compensation Committee engaged the services of Radford, which is part of the Rewards solutions practice at Aon plc (“Radford”), as its independent outside compensation consultant. Radford’s services to the Compensation Committee included preparing compensation assessments comparing our compensation to that of a group of peer companies within our industry and providing advice on the compensation of our directors and employees. All executive compensation services provided by Radford during 2025 were conducted under the direction or authority of the Compensation Committee, and all work performed by Radford was approved by the Compensation Committee. Neither Radford nor any of its affiliates maintains any other direct or indirect business relationships with us or any of our subsidiaries. The Compensation Committee evaluated whether any work provided by Radford raised any conflict of interest for services performed during 2025 and determined that it did not. Additionally, during 2025, Radford did not provide any services to us other than regarding executive, employee and director compensation and broad-based plans that do not discriminate in scope, terms, or operation, in favor of our executive officers or directors, and that are available generally to all salaried employees.
The members of our Compensation Committee are Dr. Fischer (who serves as chair), Mr. Hoffman, and Ms. Johnson. The Compensation Committee meets as often as necessary to carry out its responsibilities. The Compensation Committee met five times during 2025.
Nominating and Corporate Governance Committee
Our Nominating Committee’s responsibilities include:
•	identifying individuals qualified to become members of the Board and recommending to the Board the nominees for election to the Board at each annual meeting of stockholders;
•	periodically reviewing the Board committee leadership structure and recommending changes to the Board;
•
developing and recommending to the Board the Corporate Governance Guidelines for Board and from time to time, reviewing and reassessing the adequacy of such Corporate Governance Guidelines and recommending any proposed changes to the Board for approval;

•	overseeing the periodic self-evaluations of the Board and its committees and the evaluation of management;
•
making recommendations to Board regarding governance matters, including, but not limited to, Certificate of Incorporation, Bylaws, Corporate Governance Guidelines and the charters of our other committees;

•	reporting regularly to the Board regarding the activities of the committee;
•	periodically performing an evaluation of its performance; and
•	annually reviewing and reassessing its charter and submit any recommended changes to the Board for its consideration.
The members of our Nominating Committee are Dr. Hershberg, Dr. Kalali and Ms. Smiley (who serves as chair of the Nominating Committee). The Nominating Committee meets as often as necessary to carry out its responsibilities. The members of the Nominating Committee met three times during 2025.

Science and Technology Committee
Our Science & Technology Committee’s duties and responsibilities include:
•	reviewing, evaluating and advising the Board and management regarding our progress in achieving our near-term and long term strategic research and development goals and objectives;
•	reviewing, evaluating and advising the Board regarding the quality, direction and competitiveness of our research and development programs;
•	identifying, monitoring and discussing new and emerging trends in the pharmaceutical science, technology and regulation;
•	making recommendations to the Board or any committee thereof on our internal and external investments in science and technology; and
•	monitoring progress of our pipeline.
The Science and Technology Committee meets as often as necessary to carry out its responsibilities. The members of the Science and Technology Committee are Dr. Braunstein and Dr. Kalali (who serve as co-chairs), Dr. Fischer and Dr. Hershberg. The Science and Technology Committee met six times during 2025.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table presents information relating to the beneficial ownership of our shares of common stock as of April 9, 2026 by:
•	each person, or group of affiliated persons, known by us to own beneficially 5% or more of our shares of common stock;
•	each director, director nominee and named executive officer; and
•	all directors and executive officers as a group.
The number of shares beneficially owned by each stockholder is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares of common stock over which the individual or entity has sole or shared voting power or investment power. Applicable percentage ownership is based on 366,916,896 shares of common stock outstanding as of April 9, 2026. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of common stock subject to options, restricted share units or other rights held by such person that are currently exercisable or will become exercisable or will vest within 60 days of April 9, 2026 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person.
Unless otherwise indicated below, the address for each beneficial owner is AtaiBeckley Inc., c/o AtaiBeckley Life Sciences US, Inc., Industrious NYC, 250 West 34th Street, New York, NY 10119.

	Number of shares of common stock beneficially owned
Name of beneficial owner	Number	Percent
5% or greater stockholders:
Apeiron Investment Group Ltd.(1)	55,211,716	15.0%
Named Executive Officers, Directors and Director Nominees:
Srinivas Rao, M.D., Ph.D.(2)	6,506,847	1.8%
Gerd Kochendoerfer, Ph.D.(3)	543,748	*
Ryan Barrett(4)	2,256,416	*
Christian Angermayer(1)(5)	56,691,301	15.5%
Scott Braunstein, M.D.(6)	131,608	*
Laurent Fischer, M.D.(7)	131,608	*
Robert Hershberg, M.D., Ph.D.(8)	616,121	*
Andrea Heslin Smiley(9)	363,666	*
John Hoffman	—	*
Amir Kalali, M.D.(10)	363,666	*
Sabrina Martucci Johnson(11)	359,000	*
All directors and executive officers as a group (15 persons)(12)	72,507,318	19.8%

*	Indicates ownership of less than 1%.
(1)
Based solely on the Schedule 13D/A jointly filed with the SEC on October 20, 2025 by Apeiron Investment Group Ltd. (“Apeiron”), Apeiron Presight Capital Fund II, L.P. (“Presight II”), Presight Capital Management I, L.L.C. (“Presight Management”), Fabian Hansen and Christian Angermayer and information known to the Company. As of October 20, 2025, Apeiron and Mr. Angermayer reported shared voting and dispositive power over 55,211,716 shares of common stock, and Presight II and Fabian Hansen reported shared voting and dispositive power over 1,799,302 shares of common stock. Presight II is the record holder of 1,799,302 shares of common stock. Apeiron and Mr. Hansen are the managing members of Presight Management, which is the general partner of Presight II. As a result, each of Apeiron, Mr. Hansen and Presight Management may be deemed to share beneficial ownership of the securities held by Presight II. Apeiron is the record holder of 53,412,414 shares of common stock. Mr. Angermayer is the majority shareholder of Apeiron and may be deemed to share beneficial ownership of the securities beneficially owned by Apeiron. Apeiron has pledged 40,569,415 shares of our common stock beneficially owned by Apeiron to secure obligations under certain loan agreements. The principal business address for Apeiron, and Mr. Angermayer is 66 & 67, Amery Street, SLM1707, Sliema, Malta. The principal business address for Presight II, Presight Management and Mr. Hansen is 440 N Barranca Ave #3391 Covina, California 91723.

(2)
Consists of 3,500 shares owned by Dr. Rao’s spouse, 212,942 shares owned by Dr. Rao, and 6,290,405 options held by Dr. Rao that are currently exercisable or will be exercisable within 60 days of April 9, 2026.

(3)	Consists of 543,748 options held by Dr. Kochendoerfer that are currently exercisable or will be exercisable within 60 days of April 9, 2026.
(4)	Consists of 155,066 shares owned by Mr. Barrett and 2,101,350 options held by Mr. Barrett that are currently exercisable or will be exercisable within 60 days of April 9, 2026.
(5)
In addition to the beneficial ownership described in footnote (1), also includes 559,232 shares owned by Mr. Angermayer and 920,353 options held by Mr. Angermayer that are currently exercisable or will be exercisable within 60 days of April 9, 2026.

(6)	Consists of 131,608 options held by Dr. Braunstein that are currently exercisable or will be exercisable within 60 days of April 9, 2026.
(7)	Consists of 131,608 options held by Dr. Fischer that are currently exercisable or will be exercisable within 60 days of April 9, 2026.
(8)	Consists of 616,121 options held by Dr. Hershberg that are currently exercisable or will be exercisable within 60 days of April 9, 2026.
(9)	Consists of 4,666 shares owned by Ms. Heslin Smiley and 359,000 options held by Ms. Heslin Smiley that are currently exercisable or will be exercisable within 60 days of April 9, 2026.
(10)	Consists of 4,666 shares owned by Dr. Kalali and 359,000 options held by Dr. Kalali that are currently exercisable or will be exercisable within 60 days of April 9, 2026.
(11)	Consists of 359,000 options held by Ms. Johnson that are currently exercisable or will be exercisable within 60 days of April 9, 2026.
(12)
Represents in the aggregate 56,342,603 shares of common stock held directly and 16,164,715 shares underlying options to purchase shares of common stock that are currently exercisable or will be exercisable within 60 days of April 9, 2026.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our executive officers and directors, our principal accounting officer and persons who beneficially own more than 10% of our common stock to file with the SEC reports of their ownership and changes in their ownership of our common stock. To our knowledge, based solely on review of the copies of such reports and amendments to such reports with respect to the year ended December 31, 2025 filed with the SEC and on written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act for our directors, executive officers, principal accounting officer and beneficial owners of greater than 10% of our common stock were filed on a timely basis during the year ended December 31, 2025, except for the following, each of which were filed late due to an administrative error: two Form 4s for Frank Glenn Short covering two transactions, two Form 4s for James Kevin Craig covering two transactions, one Form 4 for Srinivas Rao covering one transaction, one Form 4 for Anne Johnson covering one transaction, and one Form 4 for Sahil Kirpekar covering one transaction.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Other than our compensation arrangements with directors and executive officers described elsewhere in this proxy statement, the following includes a summary of transactions since January 1, 2024 and currently proposed transactions, to which we were a participant or will be a participant, in which (1) the amount involved exceeded or will exceed the lesser of (i) $120,000 or (ii) one percent of the average of our total assets at fiscal year-end for our last two fiscal years, and (2) any of our directors, executive officers, director nominees or beneficial owners of more than 5% of our common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.
February 2025 Offering
On February 12, 2025, we entered into an underwriting agreement (the “February 2025 Underwriting Agreement”) with Berenberg Capital Markets LLC (“Berenberg”) in connection with the issuance and sale by us in a public offering (the “February 2025 Offering”) of 26,190,477 of our common shares at a public offering price of $2.10 per share, less underwriting discounts and commissions. The common shares were offered pursuant to a registration statement on Form S-3 (File No. 333-265970), which was declared effective by the SEC on July 11, 2022, as well as a prospectus supplement thereto. Under the terms of the February 2025 Underwriting Agreement, we also granted Berenberg an option exercisable for 30 days to purchase up to an additional 3,928,571 common shares from us at the public offering price, less underwriting discounts and commissions. Pursuant to the terms of the Underwriting Agreement, the Underwriter exercised the option to purchase an additional 3,928,571 common shares. The net proceeds from the February 2025 Offering were approximately $59.1 million, after deducting the underwriting discounts and commissions and offering expenses payable by us.
In connection with the February 2025 Offering, Apeiron purchased 10,835,718 common shares for an aggregate purchase price of $26,535,008. Apeiron is the family office of our chairman, Mr. Angermayer. For further information on Apeiron and Mr. Angermayer’s beneficial ownership of us, see “Security Ownership of Certain Beneficial Owners and Management.”
July 2025 PIPE Financing
On July 1, 2025, we entered into subscription agreements, relating to the purchase (the “July 2025 PIPE Financing”) by the investors party thereto of (i) 18,264,840 common shares with a nominal value of €0.10 per share for a purchase price of $2.19 per share, and (ii) a pre-funded warrant to purchase 4,566,210 common shares with an exercise price of $0.01 (the “July 2025 Pre-Funded Warrant”) for a purchase price of $2.19 per common share underlying the July 2025 Pre-Funded Warrant less the exercise price for the July 2025 Pre-Funded Warrant of $0.01 per share, resulting in aggregate net proceeds to us from the July 2025 PIPE Financing of approximately $46.7 million, after deducting placement agent fees and offering expenses payable by us. The July 2025 PIPE Financing was completed in August 2025.
In connection with the July 2025 PIPE Financing, Apeiron purchased 8,675,799 common shares for an aggregate purchase price of approximately $19,000,000. In connection with the July 2025 PIPE Financing, we agreed to reimburse Apeiron for $150,000 in filing fees that Apeiron paid in connection with certain filings under the Hart–Scott–Rodino Antitrust Improvements Act of 1976 related to the July 2025 PIPE Financing.
In connection with the July 2025 PIPE Financing, we entered into a registration rights agreement with the investors in the July 2025 PIPE Financing, including Apeiron, providing for certain registration rights with respect to common stock held by the parties from time to time. The Registration Rights Agreement requires us to file a registration statement under the Securities Act providing for the resale of all or part of the registrable securities held by the parties thereto, including the shares underlying the pre-funded warrants, as promptly as practicable, and in any event within 30 calendar days following the earlier of (i) the closing of the Beckley Psytech Acquisition and (ii) the termination of the share purchase agreement with Beckley Psytech and certain other parties thereto (as,subsequently amended, the “SPA”) and use reasonable best efforts to cause such registration statement to be declared effective within the timelines specified therein, and thereafter to keep such registration statement effective for the periods specified therein.
2018 Convertible Notes
Between November 2018 and October 2020, we issued 1.0 million convertible notes at a purchase price of €1.00 per note, with an exercise price of €17.00 per note, for an aggregate subscription price of €1.0 million and additional aggregate proceeds that we would receive upon exercise of €17.0 million. These notes were exchangeable for up to 16.0 million common shares.

The following table summarizes purchases of these notes by related parties:

Name	Shares to be Issued Upon Conversion of Notes	Total Subscription Price
Apeiron Investment Group Limited	2,353,000	€147,000

In April 2024, we executed an exchange agreement with Apeiron (“2024 Exchange Agreement”) where Apeiron agreed to exchange its 2020 convertible notes issued by ATAI Life Sciences AG (the “Old AG Notes”) into the same principal amount and number of new convertible notes issued by ATAI Life Sciences N.V. (the “New NV Notes”), subject to the same financial terms and conditions for no additional consideration. The New NV Notes were non-interest-bearing and unsecured, had a face value of €1.00 and were convertible into 16 common shares of ATAI Life Sciences N.V. upon the payment of €17.00 per New NV Note. Noteholders were entitled to exercise conversion rights at any time prior to maturity.
In September 2025, Apeiron exercised the conversion feature of the New NV Notes and converted all of its New NV Notes into a total of 2,367,200 common shares of the Company.
Consulting Agreement with Christian Angermayer
On January 16, 2021, we entered into a consulting agreement (the “Original CA Consultancy Agreement”) with Christian Angermayer. Pursuant to the Original CA Consultancy Agreement, Mr. Angermayer agreed to render certain services to us, including advising on the structure and timing of our initial public offering in June 2021 and on business and financing strategies generally. In exchange for the services provided by Mr. Angermayer, and upon the achievement of certain performance targets, he was allocated 624,000 options under our 2020 Plan, each option exercisable for $5.68 into one of our common shares. The Original CA Consultancy Agreement was set to expire on March 31, 2024. The options granted to Mr. Angermayer were subject to his continued services through the date of the agreement.
On January 7, 2024, we entered into a Termination and New Consultancy Agreement (the “2024 CA Consultancy Agreement”) with Mr. Angermayer. Pursuant to the 2024 CA Consultancy Agreement, the parties agreed to terminate the Original CA Consultancy Agreement and enter into a new consultancy agreement between us and Mr. Angermayer to extend the term of the Original CA Consultancy Agreement to January 5, 2028, increase the services to include various business objectives (including related to business and finance, communication and investor relations), and provide for the grant of an option to purchase 1,658,094 shares of our common stock vesting over four years in part based on continued service and in part based on our total shareholder return compared to the four-year total shareholder return of the companies comprising the XBI.
Effective as of December 30, 2025, we and Mr. Angermayer entered into an amendment (the “Amended CA Consultancy Agreement”) to the 2024 CA Consultancy Agreement, among other things, to reflect AtaiBeckley Inc. (as successor to Atai Beckley N.V.) as a party thereto and to provide for Mr. Angermayer’s compliance with our code of conduct, compliance program (including guidelines for corporate disclosure) and a requirement to dedicate at least 40 hours per month to Company-related activities. Pursuant to the Amended CA Consultancy Agreement, Mr. Angermayer was granted (i) an option to purchase 337,686 shares that will vest with respect to 131,698 shares based on the Company’s standard four year vesting schedule and with respect to 205,988 shares based on the Company achieving certain asset value goals by December 31, 2026 and continued service with the Company through such date, and (ii) an option to purchase 292,500 shares that will vest based on the Company achieving certain asset value goals by December 31, 2026 and continued service with the Company through such date.
Beckley Psytech Transactions
Acquisition of Beckley Psytech
On June 2, 2025, we executed the SPA, pursuant to which we agreed to acquire from the shareholders of Beckley Psytech (the “Sellers”) the entire issued share capital of Beckley Psytech not already owned by us in exchange for an aggregate of 103,823,190 common shares issued directly as share consideration or underlying replacement awards in each case, as set forth in the SPA (the “Beckley Psytech Acquisition”).
In connection with the Beckley Psytech Acquisition, the Board (at that time functioning as a supervisory board) made a binding nomination to appoint Cosmo Feilding Mellen, Beckley Psytech’s Co-Founder and Chief Executive Officer

and a member of Beckley Psytech’s board of directors, and Dr. Robert Hershberg, a member of Beckley Psytech’s board of directors, as non-executive directors of the Company, in each case subject to the consummation of the Beckley Psytech Acquisition. Mr. Feilding Mellen’s brother was also a shareholder of Beckley Psytech. On November 4, 2025, our shareholders approved, among other things, the Beckley Psytech Acquisition, the issuance of common shares in connection with the Beckley Psytech Acquisition and Mr. Feilding Mellen’s and Dr. Hershberg’s appointments.
On November 5, 2025, the Beckley Psytech Acquisition was completed and Mr. Feilding Mellen and Dr. Hershberg joined the Board. Mr. Feilding Mellen subsequently resigned from the Board effective January 6, 2026.
Promissory Note
On August 13, 2025, we and Beckley Psytech entered into a senior promissory note (the “Promissory Note”), pursuant to which we advanced an aggregate principal amount of up to $10.0 million to Beckley Psytech to be used for the achievement of certain development milestones of BPL-003. The Promissory Note bore interest at a rate equal to the lesser of 12% per annum and the highest rate permitted by applicable law. The Promissory Note was settled in connection with the completion of the Beckley Psytech Acquisition, as Beckley Psytech became a wholly owned subsidiary and the Promissory Note became an intercompany transaction that was eliminated in consolidation as of the closing date of the transaction.
Voting Agreements
Concurrently with the execution of the SPA, we entered into voting agreements (the “Voting Agreements”) with our directors and executive officers, the management team of Beckley Psytech, including Mr. Feilding Mellen, and Apeiron, pursuant to which the parties to the Voting Agreements agreed to vote (or cause to be voted) all of our shares held by them in favor of certain matters set forth in the Voting Agreement, including to support (i) without limitation, shareholder approvals to approve the transactions contemplated by the SPA and, (ii) in the case of Apeiron and subject to certain conditions, any potential transaction that we may pursue to move the legal and tax domicile of the Company from the Netherlands (in respect of our corporate seat) and Germany (in respect of our tax domicile) to Delaware, including the Redomiciliation.
Consulting Agreement with Mr. Feilding Mellen
On November 25, 2025, we entered into a consulting agreement (the “CFM Consulting Agreement”) with Beckley Consultancy Services Ltd. (the “Consultant”), an entity controlled by Cosmo Feilding Mellen, a former member of our Board and Chief Executive Officer of Beckley Psytech, pursuant to which the Consultant agreed to procure Mr. Feilding Mellen’s services as Chief Strategy Officer, to advise the Company on various day-to-day business objectives. Pursuant to the CFM Consulting Agreement, Mr. Feilding Mellen was entitled to a monthly fee of $8,333.33, plus an option to purchase 10,000 shares that fully vested on December 31, 2025. The CFM Consulting Agreement expired on December 31, 2025 and Mr. Feilding Mellen resigned from the Board effective January 6, 2026.
Shareholders Rights Agreement and Lock-Up Agreement
Substantially concurrently with the entry into the SPA, we entered into a shareholders rights agreement with Apeiron (the “Rights Agreement”). Under the Rights Agreement, Apeiron has the right, subject to certain requirements, to select a number of director designees equal to (i) two, for so long as Apeiron and its affiliates beneficially own no less than 12.5% of our equity securities (inclusive of common stock issued or issuable in connection with the exercise of options, warrants, rights, units or other securities) and (ii) one, for so long as Apeiron and its affiliates collectively beneficially own at least 7.5% but less than 12.5% of our equity securities (such directors, the “Apeiron Appointees”). As discussed within “Proposal 1: Election of Directors – Board Size and Structure,” John Hoffman and Christian Angermayer are the current Apeiron Appointees.
Concurrently, we and Apeiron also entered into a lock-up agreement containing customary lock-up terms, pursuant to which, subject to certain exceptions, Apeiron agreed not to transfer any of our equity securities for a certain specified period. At the expiration of such period, the lock-up restrictions will fall away in part on a monthly basis until the date that is twelve months following the expiration of such period.
Registration Rights Agreement
On June 2, 2025, we entered into a registration rights agreement (the “Registration Rights Agreement”) with certain investors, including Apeiron, providing for certain registration rights with respect to common stock held by the parties from time to time. Certain Beckley Psytech shareholders, including Mr. Feilding Mellen, that received common shares in the Beckley Psytech Acquisition entered into joinders to become parties to the Registration Rights Agreement.

The Registration Rights Agreement requires us to file a registration statement under the Securities Act providing for the resale of all or part of the registrable securities held by the parties thereto, as promptly as practicable, and in any event within 30 calendar days following the earlier of (i) the closing of the Beckley Psytech Acquisition and (ii) the termination of the SPA, and use reasonable best efforts to cause such registration statement to be declared effective within the timelines specified therein, and thereafter to keep such registration statement effective for the periods specified therein.
Apeiron has customary demand rights that will require us to file registration statements registering our registrable securities. We have agreed to reasonably assist and cooperate, including by making management available for an electronic “road show” or other marketing efforts, in block trades and marketed or non-marketed underwritten shelf takedown offerings for sales by Apeiron with an offering price, in the aggregate, of at least $25 million. The Registration Rights Agreement also includes customary piggyback rights for Apeiron, subject to certain priority provisions. We have agreed to bear all registration expenses, including reasonable and documented fees of one counsel for all the selling shareholders, other than customary underwriting commissions or fees, regardless of whether a registration statement is filed or becomes effective. The Registration Rights Agreement also contains customary indemnity, exculpation and contribution obligations by us and the other parties to the Registration Rights Agreement.
Indemnification Agreements
Our Certificate of Incorporation contains provisions limiting the liability of our directors and officers to the fullest extent permitted under Delaware law, and our Bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted under Delaware law. Our Certificate of Incorporation and Bylaws also provide us with discretion to indemnify our other employees and agents as we determine to be appropriate. In addition, we have entered into indemnification agreements with each of our directors and executive officers, which require us to indemnify them in certain circumstances.
Employment Agreements
ATAI Life Sciences US, Inc. has entered into an employment agreement with each of our executive officers, as discussed in more detail within “Executive Compensation - Executive Employment Agreements.”
Related Person Transaction Policy
Our Board adopted a related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. Under the policy, our legal team is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with our policy. A related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which the Company and any related person are, were or will be participants in which the amount involved exceeds $120,000. A related person is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities and any of their respective immediate family members and any entity owned or controlled by such persons.
Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our Chief Legal and Business Officer must present information regarding the related person transaction to the Audit Committee for review, consideration and approval or ratification. The presentation must include a description of, among other things, all relevant facts and circumstances relating thereto. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related person transactions and to effectuate the terms of the policy.

EXECUTIVE AND DIRECTOR COMPENSATION
This section discusses the material components of the executive compensation program for our executive officers who are named in the “2025 Summary Compensation Table” below. In 2025, our “named executive officers” and their positions were as follows:
•	Srinivas Rao, M.D., Ph.D., Chief Executive Officer;
•	Gerd Kochendoerfer, Ph.D., Chief Operating Officer; and
•	Ryan Barrett, Chief Legal and Business Officer.
2025 Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers for the years presented.

Name and Principal Position(4)	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Srinivas Rao, M.D., Ph.D., Chief Executive Officer	2025	629,200	449,878	3,316,737	24,740	4,420,555
	2024	568,333	255,777	2,628,100	10,350	3,462,560
Gerd Kochendoerfer, Ph.D., Chief Operating Officer	2025	440,000	228,800	1,874,372	10,500	2,553,672
Ryan Barrett, Chief Legal and Business Officer	2025	460,000	239,200	1,645,828	10,500	2,355,528

(1)
Amounts represent performance-based annual cash bonuses for the named executive officers for fiscal year 2025. For additional information regarding these amounts, refer to “2025 Cash-Based Incentive Compensation” below.

(2)
Amounts reflect the grant-date fair value of options computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of options granted to our named executive officers in Note 16 to the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. Dr. Rao, Dr. Kochendoerfer and Mr. Barrett were granted performance-based options during 2025. Because the attainment of the performance conditions for these awards was not determined to be probable as of the grant date, no amounts are included in the table with respect to these awards. The grant-date fair value of these awards computed in accordance with FASB ASC Topic 718, assuming the highest level of performance conditions will be achieved, is $1,065,682 for Dr. Rao, $346,119 for Dr. Kochendoerfer, and $346,119 for Mr. Barrett. See the “Outstanding Equity Awards at Fiscal Year-End” table below for additional information.

(3)
The amounts shown for Dr. Rao, Dr. Kochendoerfer and Mr. Barrett include matching contributions under our 401(k) plan. The amount shown for Dr. Rao also includes $8,658 in tax equalization payments and $5,582 in tax preparation services, which benefits are provided under his employment agreement.

Narrative to 2025 Summary Compensation Table
General
Our executive compensation program is designed to align executive pay with our performance on both short-term and long-term bases, link executive pay to stockholder value creation, and utilize compensation as a tool to assist us in attracting and retaining the high-caliber executives that we believe are critical to our long-term success. Our equity-based awards are subject to vesting over a number of years and, in some instances, the achievement of pre-established performance metrics. Additionally, these awards only provide value to the extent our stock price increases over time. Therefore, “total” compensation as shown in the table above and calculated in accordance with SEC and applicable accounting rules, is not necessarily reflective of the compensation actually realized by our named executive officers for a given year. Please see the remaining sections of this “Narrative to 2025 Summary Compensation Table” for a description of all of the elements that comprise our executive compensation program for 2025.
2025 Salaries
The named executive officers receive a base salary to compensate them for services rendered to our Company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. The 2024 and 2025 annual base salaries of our named executive officers are set forth in the following table. Because Dr. Kochendoerfer commenced employment with the Company on December 3, 2024, and therefore did not serve for the full 2024 fiscal year, the 2024 base salary set forth below for Dr. Kochendoerfer is presented on an annualized basis.

Name	2024 Annual Base Salary	2025 Annual Base Salary
Srinivas Rao, M.D., Ph.D.	$572,000	$629,200
Gerd Kochendoerfer, Ph.D.	$440,000	$440,000
Ryan Barrett	$426,000	$460,000

2025 Cash-Based Incentive Compensation
We provide annual bonuses designed to motivate and reward our executives, including our named executive officers, for achievements relative to certain Company performance metrics for the year. Each named executive officer’s target bonus opportunity is expressed as a percentage of annual base salary. The 2025 annual bonuses for Dr. Rao, Dr. Kochendoerfer and Mr. Barrett were targeted at 55%, 40% and 40% of their respective base salaries.
In February 2026, upon the recommendation of the compensation committee, the board of directors determined that the 2025 corporate, clinical and financing goals under our 2025 bonus program were achieved at 130%. As such, 2025 bonuses for our named executive officers were generally paid at 130% of their target bonus opportunities.
The bonuses awarded to our named executive officers for 2025 performance are set forth above in the 2025 Summary Compensation Table in the column entitled “Bonus”.
Equity Compensation
Our named executive officers have been granted options to purchase our common stock. Options typically vest as to 25% of the shares subject to the option on the first anniversary of the applicable vesting commencement date and as to the remaining 75% of the shares subject to the option in 36 substantially equal monthly installments thereafter until the fourth anniversary of the vesting commencement date, subject to accelerated vesting upon a change in control or upon certain qualifying terminations of employment. During 2025, our named executive officers were also granted options subject to performance-based vesting conditions.
The following table sets forth the aggregate number of options granted to our named executive officers during 2025.

Named Executive Officer	2025 Options Granted
Srinivas Rao, M.D., Ph.D.	3,510,000
Gerd Kochendoerfer, Ph.D.	1,830,000
Ryan Barrett	1,312,915

Refer to the “Outstanding Equity Awards at Fiscal Year End” table below for information regarding the vesting schedules of these awards.
Other Elements of Compensation
Retirement Plans
ATAI Life Sciences US, Inc. (“ATAI US”) maintains a 401(k) retirement savings plan for certain eligible employees. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. Currently, we match 100% of employee contributions to the 401(k) plan, up to 3% of eligible compensation, and these matching contributions are fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax-deferred retirement savings to our employees adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.
Employee Benefits and Perquisites
All of our full-time employees in the United States, including our named executive officers, are eligible to participate in our health and welfare plans, including, medical, dental and vision benefits, short-term and long-term disability insurance, and life insurance. During 2025, we reimbursed or directly paid 100% of the premium payments for coverage under these plans for all of our employees. Pursuant to his employment agreement, Dr. Rao is entitled to certain tax equalization payments and tax return preparation assistance in the event he receives payments or benefits from the Company or ATAI US that become taxable outside of the U.S. solely due to the requirement that Dr. Rao be located outside the U.S. for any period. Amounts paid pursuant to this arrangement are set forth in the “All Other Compensation” column of the 2025 Summary Compensation Table above.

Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the number of shares of common stock underlying outstanding equity awards for each named executive officer as of December 31, 2025.

		Option Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)(1)	Option Expiration Date
Srinivas Rao, M.D., Ph.D.	4/1/2019	1,307,408	—	—	2.44	8/20/2030
	4/1/2019	217,778	—	—	2.44	8/20/2030
	8/21/2020	840,000	—	—	2.44	8/20/2030
	1/20/2021	650,795	—	—	5.68	8/20/2030
	4/29/2021	709,952	—	—	11.71	8/20/2030
	3/2/2022	744,931	32,469(2)	—	5.65	3/1/2032
	3/14/2023	412,500	187,500(2)	—	1.18	3/14/2033
	1/1/2024	383,326	416,674(2)	—	1.84	3/13/2034
	1/1/2025	—	2,340,000(2)	—	1.75	1/6/2035
	6/9/2025	—	—	1,170,000(3)	2.28	6/9/2035
Gerd Kochendoerfer, Ph.D.	12/3/2024	362,500	1,087,500(2)	—	1.60	1/1/2035
	6/9/2025	—	—	380,000(3)	2.28	6/9/2035
Ryan Barrett	7/8/2020	347,000	—	—	2.44	8/20/2030
	1/20/2021	284,832	—	—	5.68	8/20/2030
	4/29/2021	53,680	—	—	11.71	8/20/2030
	6/17/2021	221,764	—	—	15.00	6/17/2031
	1/1/2022	227,060	4,840(2)	—	5.54	2/10/2032
	9/1/2022	58,189	13,431(2)	—	2.86	10/21/2032
	3/14/2023	243,736	156,264(2)	—	1.18	3/14/2033
	1/1/2024	263,538	286,462(2)	—	1.84	3/13/2034
	1/1/2025	—	757,915(2)	—	1.50	3/3/2035
	6/9/2025	—	—	380,000(3)	2.28	6/9/2035
	10/1/2025	—	175,000(2)	—	5.20	10/1/2035

(1)
All options granted prior to our June 2021 IPO were granted with an exercise price denominated in Euros. The exercise prices have been converted to U.S. dollars using the exchange rate in effect as of the date of grant. All options granted after our IPO are denominated in USD.

(2)
The award vests as to 25% of the shares subject to the award on the first anniversary of the vesting commencement date and as to the remaining 75% of the shares subject to the award in 36 substantially equal monthly installments thereafter until the fourth anniversary of the vesting commencement date, subject to the named executive officer’s continued service with us through each applicable vesting date.

(3)	The award vests upon the Company’s achievement of certain clinical and asset value goals.
Executive Employment Agreements
ATAI US has entered into an employment agreement with each of Dr. Rao, Dr. Kochendoerfer and Mr. Barrett.
Under the employment agreements, if ATAI US terminated Dr. Rao, Dr. Kochendoerfer or Mr. Barrett without “cause” or the named executive officer resigned for “good reason” (each as defined below), subject to the named executive officer timely executing a release of claims and continued compliance with certain covenants, the named executive officer would be entitled to receive: (i) base salary continuation for 9 months (12 months for Dr. Rao); (ii) payment for any earned but unpaid annual bonus for the year prior to the year of termination; and (iii) reimbursement for continued health coverage pursuant to COBRA for up to 9 months (12 months for Dr. Rao) following termination.
If such a termination occurred on or within 12 months following a “change in control,” then, in lieu of the severance payments and benefits described above, subject to the named executive officer timely executing a release of claims and continued compliance with certain covenants, the named executive officer would be entitled to receive: (i) a lump-sum payment equal to 12 months (18 months for Dr. Rao) of his annual base salary and (x) for Mr. Barrett, one times his target annual bonus or (y) for Dr. Rao, 1.5 times his target annual bonus; (ii) for Dr. Rao and Dr. Kochendoerfer, payment for any earned but unpaid annual bonus for the year prior to the year of termination; (iii) reimbursement for continued health coverage pursuant to COBRA for up to 12 months (18 months for Dr. Rao) following termination; and (iv) subject to approval by the board of directors, accelerated vesting of all unvested equity or equity-based awards that vest solely based on the passage of time, with performance-vesting awards governed by the applicable award agreement. In addition, the time period that the named executive officer would have to exercise any unvested options would be extended until the first to occur of (a) 12 months following termination and (b) the expiration of the remaining term of the applicable option.
Dr. Rao, Dr. Kochendoerfer and Mr. Barrett have agreed to certain non-solicitation covenants while employed and following termination of employment for any reason for a period of 12 months (or 24 months for Mr. Barrett). Mr. Barrett has agreed to refrain from competing with us while employed and following termination of employment for a period of 12 months (subject to ATAI US’s obligation to provide garden leave payments upon certain terminations of employment), except to the extent such covenant prevents him from practicing law or otherwise violates any rules of professional conduct to which he is bound.
For purposes of the employment agreements, “cause” generally means, subject to certain opportunities for notice and cure, the named executive officer’s (i) commission of, or indictment for, a felony or any misdemeanor involving moral turpitude, deceit or intentional fraud; (ii) gross negligence, willful misconduct or repeated insubordination with respect to ATAI US or any of its affiliates; (iii) use of alcohol or illegal drugs in a manner that impairs the performance of the executive’s obligations; (iv) misconduct that violates any applicable law prohibiting workplace harassment or that violates any written policy of us or ATAI US adopted to prevent workplace harassment or discrimination; (v) conduct which the executive knows or reasonably should have known would cause ATAI US to violate applicable law; (vi) repeated failure to substantially perform the executive’s employment duties or material breach of the executive’s material obligations under the employment agreement; (vii) for Dr. Rao and Dr. Kochendoerfer only, us or ATAI US facing severe financial distress, whereby ATAI US is in the process of winding down its business and his employment is terminated in connection with such winding down; and (viii) for Dr. Rao only, his actions or omissions that contribute to ATAI US facing insolvency, bankruptcy or similar financial proceedings.
For purposes of the employment agreements, “good reason” generally means, subject to an opportunity for notice and cure, ATAI US’s material breach of any of the material obligations of the Company under the applicable employment agreement.
Director Compensation
We maintain a compensation policy for our board pursuant to which our non-employee directors may be entitled to cash and equity compensation in such amounts necessary to attract and retain directors that have the talent and skills to foster long-term value creation and enhance the sustainable development of the Company. The compensation payable under the policy is intended to be competitive in relation to both the market in which the Company operates and the nature, complexity and size of the Company’s business.
During 2025, our directors received the following amounts for their services on our board:
•
Upon the director’s initial election or appointment to our board, an option to purchase 206,000 shares; provided that, in connection with Dr. Braunstein’s election as Vice-Chairman and Lead Independent Director during 2025, he was granted an option to purchase a number of shares determined by dividing $300,000 by the fair market value of a share on the date of grant;

•
If the director has served on our board for at least six months as of the date of an annual meeting of shareholders and will continue to serve as a director immediately following such meeting, an option to purchase 103,000 shares on the date of the annual meeting (or, for the Vice-Chairman and Lead Independent Director who will continue to serve in such capacity immediately following such meeting, an option to purchase a number of shares determined by dividing $300,000 by the fair market value of a share on the date of the annual meeting);

•	An annual director fee of $45,000;
•	If the director serves as vice-chairman, lead independent director or chair or on a committee of our board, an additional annual fee as follows:
○	Chair of the board, $30,000;
○	Vice-chairman and lead independent director: $100,000;
○	Lead independent director (unless service as vice-chairman and lead independent director), $42,500;
○	Chair of the audit committee, $20,000;

○	Audit committee member, other than the chair, $10,000;
○	Chair of the compensation committee, $15,000;
○	Compensation committee member, other than the chair, $7,500;
○	Chair of the nominating and corporate governance committee, $10,000;
○	Nominating and corporate governance committee member, other than the chair, $5,000;
○	Chair of the science and technology committee, $12,000; and
○	Science and technology committee member, other than the chair, $6,000.
Director fees are payable in arrears in four equal quarterly installments not later than the thirtieth day following the final day of each calendar quarter, provided that the amount of each payment is prorated for any portion of a quarter that a director was not serving on our board.
Options granted to our non-employee directors have an exercise price equal to the fair market value of our shares on the date of grant and expire not later than ten years after the date of grant. Options granted upon a director’s initial election or appointment vest as to one-third of the shares on the first anniversary of the date of grant and in twenty-four (24) substantially equal monthly installments thereafter until the third anniversary of the date of grant; provided that the initial option granted to Dr. Braunstein in 2025 vests in full on the first anniversary of the grant date. Options granted annually to directors vest in a single installment on the earlier of the day before the next annual meeting of shareholders or the first anniversary of the date of grant. In addition, all unvested options vest in full upon the occurrence of a change in control.
The following table sets forth information concerning the compensation of non-employee directors for service on the board for the year ended December 31, 2025.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)	Total ($)
Christian Angermayer	75,000	442,839(3)	517,839
Michael Auerbach(1)	5,014	—	5,014
Sabrina Martucci Johnson	75,000	179,449	254,449
Amir Kalali, M.D.	66,000	179,449	254,449
Andrea Heslin Smiley	75,000	179,449	254,449
Scott Braunstein, M.D.	84,808	411,905	496,713
Laurent Fischer, M.D.	58,500	179,449	237,949
John Hoffman	28,187	367,916	396,103
Cosmo Feilding Mellen	6,904	391,105(4)	398,009
Robert Hershberg, M.D., Ph.D.	6,904	357,848	364,752

(1)	Effective January 19, 2025, Mr. Auerbach resigned as a member of the board.
(2)
Amounts reflect the grant-date fair value of options computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of options granted to our board members in Note 16 to the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

(3)
A portion of the amount shown for Mr. Angermayer ($263,390) represents the grant date fair value of options granted to him as compensation for consulting services during 2025, which also includes performance-based options. Because the attainment of the performance conditions for this award was not determined to be probable as of the grant date, no amount is included in the table with respect to this award. The grant-date fair value of this award computed in accordance with FASB ASC Topic 718, assuming the highest level of performance conditions will be achieved, is $991,436. For additional information see “Angermayer Consulting Agreement” and “Certain Relationships and Related Party Transactions – Consulting Agreement with Christian Angermayer” below.

(4)
A portion of the amount shown for Mr. Feilding Mellen ($33,257) represents the grant date fair value of options granted to him as compensation for consulting services during 2025. For additional information see “Feilding Mellen Consulting Agreement” and “Certain Relationships and Related Party Transactions – Consulting Agreement with Mr. Feilding Mellen” below.

Angermayer Consulting Agreement
In connection with the Redomiciliation Transaction, the Company and Mr. Angermayer entered into the Amended CA Consultancy Agreement (as defined below), pursuant to which Mr. Angermayer was granted (i) an option to purchase 337,686 shares that will vest with respect to 131,698 shares based on the Company’s standard four year vesting schedule and with respect to 205,988 shares based on the Company achieving certain asset value goals by December 31, 2026 and continued service with the Company through such date, and (ii) an option to purchase 292,500 shares that will vest based on the Company achieving certain asset value goals by December 31, 2026 and continued service with the Company through such date. See “Certain Relationships and Related Party Transactions – Consulting Agreement with Christian Angermayer” for additional information on this agreement.
Feilding Mellen Consulting Agreement
Subsequent to the acquisition of Beckley Psytech, the Company and Beckley Consultancy Services Ltd., an entity controlled by Mr. Feilding Mellen, entered into a consulting agreement, pursuant to which Mr. Feilding Mellen was entitled to a monthly fee of $8,333.33, plus an option to purchase 10,000 shares that fully vested on December 31, 2025. See “Certain Relationships and Related Party Transactions – Consulting Agreement with Mr. Feilding Mellen” for additional information on this agreement.
The table below shows the aggregate numbers of option awards (exercisable and unexercisable) and restricted stock units held as of December 31, 2025 by each non-employee director.

Name	Options Outstanding at Fiscal Year End	Restricted Stock Units Outstanding At Fiscal Year End
Christian Angermayer	3,374,280	—
Michael Auerbach	—	—
Sabrina Martucci Johnson	462,000	—
Amir Kalali, M.D.	462,000	—
Andrea Heslin Smiley	462,000	—
Scott Braunstein, M.D.	365,818	—
Laurent Fischer, M.D.	309,000	—
John Hoffman	206,000	—
Cosmo Feilding Mellen	113,000	735,129
Robert Hershberg, M.D., Ph.D.	719,121	—

In connection with our domiciliation to the United States, our board of directors adopted a compensation program for our non-employee directors under which each non-employee director will receive the amounts set forth above for their services on our board of directors.
Equity Compensation Plan Information
The following table sets forth information as of December 31, 2025 regarding our equity compensation plans, consisting of the 2021 Incentive Award Plan, the 2020 Employee, Director and Consultant Equity Incentive Plan and the Hurdle Share Option Program. Awards under the Hurdle Share Option Program represent indirect equity interests in us held by ATAI Life Sciences HSOP GbR, a German law private partnership. See Note 16 to the consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for a description of this program. We do not have any non-shareholder approved equity compensation plans.

Plan Category	Number of Shares of Common Stock to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)(2)	Number of Common Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)(3)(4)
Equity compensation plans approved by shareholders	57,426,867	6.53	31,403,102
Equity compensation plans not approved by shareholders	—	—	—
Total

(1)
Includes 7,652,741 shares subject to outstanding options under the 2020 Plan, 42,852,297 shares subject to outstanding awards (including options and restricted stock units) under the 2021 Plan, and 6,921,829 shares subject to outstanding awards under the Hurdle Share Option Program. As of the effective date of the 2021 Plan, we ceased granting awards under the 2020 Plan.

(2)
As of December 31, 2025, the weighted-average exercise price of outstanding options under the 2020 Plan was $11.89, the weighted-average exercise price of outstanding options under the 2021 Plan was $5.37, and the weighted average exercise price of outstanding awards under the Hurdle Share Option Program was $6.64. Restricted stock units do not have an exercise price and were not included in calculating the weighted average exercise price.

(3)
Under the terms of our 2021 Plan, the number of shares initially available for issuance will be increased by an annual increase on January 1 of each calendar year beginning in 2022 and ending in and including 2031, equal to the lesser of (A) five percent of the shares of common stock outstanding on the final day of the immediately preceding calendar year and (B) such smaller number of shares as determined by our board. Effective as of January 1, 2026, the number of shares available for issuance increased by 18,164,026 shares of common stock.

(4)
Represents 31,145,683 shares available for issuance under the 2021 Plan and 257,419 shares available for issuance under the Hurdle Share Option Program. To the extent outstanding options under the 2020 Plan are forfeited or lapse unexercised, the common stock subject to such options will be available for issuance under the 2021 Plan.

STOCKHOLDER PROPOSALS
Pursuant to Rule 14a-8 under the Exchange Act, Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2027 Annual Meeting of Stockholders must submit the proposal to our Corporate Secretary at our offices at c/o AtaiBeckley Life Sciences US, Inc., c/o Industrious NYC, 250 West 34th Street, New York, NY 10119 in writing not later than December 23, 2026.
Stockholders intending to present a proposal at our 2027 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director (including director nominations pursuant to Rule 14a-19), must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2027 Annual Meeting no earlier than February 4, 2027 and no later than March 6, 2027. The notice must contain the information required by our Bylaws. In the event that the date of the 2027 Annual Meeting is more than 30 days before or more than 60 days after June 4, 2027, then our Secretary must receive such written notice not more than 120 days prior to the 2027 Annual Meeting and not less 90 days prior to the 2027 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us.
We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2027 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
We intend to file a Proxy Statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2027 annual meeting of stockholders. Stockholders may obtain our Proxy Statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.
ANNUAL REPORT ON FORM 10-K
A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including financial statements and schedules thereto, but not including exhibits, as filed with the SEC, will be sent to any stockholder of record as of the close of business on April 9, 2026, without charge, upon written request addressed to: AtaiBeckley Inc., Attention: Corporate Secretary, C/o AtaiBeckley Life Sciences US, Inc., c/o Industrious NYC, 250 West 34th Street, New York, NY 10119.
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the year ended December 31, 2025 at www.AtaiBeckley.com.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING VIA THE TOLL FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT, OR BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

Ryan Barrett, Chief Legal and Business Officer and Corporate Secretary
New York, NY
April 22, 2026

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 pm EDT on June 3, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ATAI2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 pm EDT on June 3, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V90681-P50930 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ATAIBECKLEY INC.

The Board of Directors recommends you vote FOR each nominee listed in Proposal 1.

	For All	Withhold All	For All Except
1. Election of Class I directors:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Sabrina Martucci Johnson
02) Amir Kalali, M.D.
03) Andrea Heslin Smiley

The Board of Directors recommends that you vote FOR Proposal 2.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V90682-P50930

ATAIBECKLEY INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ATAIBECKLEY INC.
FOR THE ANNUAL MEETING OF STOCKHOLDERS
JUNE 4, 2026

The undersigned hereby appoints Srinivas Rao and Ryan Barrett, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side of this proxy card, all the shares of AtaiBeckley Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of AtaiBeckley Inc. to be held at 11:00 am EDT via live webcast (www.virtualshareholdermeeting.com/ATAI2026) on June 4, 2026 at 11:00 am EDT or any continuation, postponement or adjournment thereof, with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders. All proxies heretofore given by the undersigned in respect of the Annual Meeting of Stockholders to be held on June 4, 2026 are hereby revoked.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (z) upon such other matters as may properly come before such Annual Meeting of Stockholders and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.